Exhibit 10.3

EXECUTION VERSION

REGISTRATION RIGHTS AGREEMENT

by and among

GYP HOLDINGS I CORP.,

THE AEA INVESTORS,

MANAGEMENT INVESTORS

and

ADDITIONAL INVESTORS THAT ARE SIGNATORIES HERETO

Dated as of April 1, 2014

REGISTRATION RIGHTS AGREEMENT, dated as of April 1, 2014 (as amended, modified or supplemented from time to time, this “Agreement”), by and among (i) GYP Holdings I Corp., a Delaware corporation (the “Company”), (ii) the AEA Investors (as defined herein), (iii) the parties identified on the signature pages hereto as “Management Investors” (together with their respective Permitted Transferees, the “Management Investors”), and (iv) the parties identified on the signature pages hereto as “Additional Investors” (together with their respective Permitted Transferees, the “Additional Investors” and, collectively with the Management Investors and each Person who executes an Assumption Agreement (as defined in the Stockholders Agreement (as defined below)) and falls under clause (x)(i) of the definition of Assumption Agreement, the “Minority Investors”).

RECITALS:

WHEREAS, GYP Holdings III Corp. (“GYP III”), an indirect wholly owned subsidiary of the Company, Gypsum Management and Supply Inc. (“GMS”) and the Sellers (as defined in the Purchase Agreement) are parties to that certain Stock Purchase Agreement, dated as of February 11, 2014 (as amended, modified or supplemented from time to time, the “Purchase Agreement”), pursuant to which, on the date hereof GYP III acquired all of the outstanding capital stock of GMS;

WHEREAS, the AEA Investors hold a majority of the outstanding shares of the Common Stock, the Minority Investors hold the remainder of the outstanding shares of the Common Stock and the Company has no other capital stock outstanding as of the date hereof;

WHEREAS, the Company, the AEA Investors, the Management Investors and the Additional Investors are parties to that certain Stockholders Agreement, dated as of the date hereof (as amended, modified or supplemented from time to time, the “Stockholders Agreement”), establishing and setting forth their agreement with respect to certain rights and obligations associated with the ownership of shares of capital stock of the Company; and

WHEREAS, in connection with entering into the Stockholders Agreement, the Company has agreed to provide the registration rights set forth in this Agreement.

NOW, THEREFORE, in consideration of the premises and of the mutual covenants and obligations hereinafter set forth, the parties hereto hereby agree as follows:

Section 1.                                           Certain Definitions.  As used herein, the following terms shall have the following meanings:

“Additional Investors” has the meaning ascribed to such term in the Preamble.

“Additional Piggyback Rights” has the meaning ascribed to such term in Section 2.2(b).

“AEA” means AEA Investors LP, a Delaware limited partnership.

“AEA Investors” means (i) AEA Investors Fund V LP, a Cayman Islands exempted limited partnership, (ii) AEA Investors Fund V-A LP, a Delaware limited partnership, (iii) AEA Investors Fund V-B LP, a Delaware limited partnership, (iv) AEA Investors Participant Fund V

LP, a Delaware limited partnership, (v) AEA Investors QP Participant Fund V LP, a Delaware limited partnership, (vi) any general or limited partnership, corporation or limited liability company having as a general partner, controlling equity holder or managing member (whether directly or indirectly) a Person who is a member of AEA or an Affiliate of any such Person and (vii) any successor or permitted assign or transferee of any of the foregoing.

“Affiliate” means, with respect to any Person, any other Person that directly or indirectly controls, is controlled by or is under common control with, such Person.

“Agreement” has the meaning ascribed to such term in the Preamble.

“automatic shelf registration statement” has the meaning ascribed to such term in Section 2.4.

“Board” means the Board of Directors of the Company.

“Business Day” means a day, other than Saturday, Sunday or other day on which commercial banks in New York, New York are authorized or required by law to close.

“Claims” has the meaning ascribed to such term in Section 2.9(a).

“Common Stock” means the common stock, par value $0.01 per share, of the Company and any and all securities of any kind whatsoever which may be issued after the date hereof in respect of, or in exchange for, such shares of common stock of the Company pursuant to a merger, consolidation, stock split, stock dividend or recapitalization of the Company or otherwise.

“Common Stock Equivalents” means, with respect to the Company, all options, warrants and other securities convertible into, or exchangeable or exercisable for (at any time or upon the occurrence of any event or contingency and without regard to any vesting or other conditions to which such securities may be subject), shares of Common Stock or other equity securities of the Company (including, without limitation, any note or debt security convertible into or exchangeable for shares of Common Stock or other equity securities of the Company).

“Company” has the meaning ascribed to such term in the Preamble and, for purposes of this Agreement, such term shall include any Subsidiary or parent company of GYP Holdings I Corp. and any successor to GYP Holdings I Corp. or any Subsidiary or parent company of GYP Holdings I Corp.

“Confidential Information” has the meaning ascribed to such term in Section 4.14.

“Demand Exercise Notice” has the meaning ascribed to such term in Section 2.1(a)(i).

“Demand Registration” has the meaning ascribed to such term in Section 2.1(a)(i).

“Demand Registration Request” has the meaning ascribed to such term in Section 2.1(a)(i).

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“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the SEC issued under such Act, as they may from time to time be in effect.

“Expenses” means any and all fees and expenses incident to the Company’s performance of or compliance with Section 2, including, without limitation:  (i) SEC, stock exchange, FINRA and all other registration and filing fees and all listing fees and fees with respect to the inclusion of securities on the New York Stock Exchange, Nasdaq or on any other U.S. or non-U.S. securities market on which the Common Stock is or may be listed or quoted, (ii) fees and expenses of compliance with state securities or “blue sky” laws of any state or jurisdiction of the United States or compliance with the securities laws of foreign jurisdictions and in connection with the preparation of a “blue sky” survey, including, without limitation, reasonable fees and expenses of outside “blue sky” counsel and securities counsel in foreign jurisdictions, (iii) word processing, printing and copying expenses, (iv) messenger and delivery expenses, (v) expenses incurred in connection with any road show, (vi) fees and disbursements of counsel for the Company, (vii) with respect to each registration or underwritten offering, the fees and disbursements of one counsel for the AEA Investors and one counsel for all other Participating Holder(s) collectively (selected by the holders of a majority of the shares held by such other Participating Holder(s)), together in each case with any local counsel, (viii) fees and disbursements of all independent public accountants (including the expenses of any audit/review and/or “cold comfort” letter and updates thereof) and fees and expenses of other Persons, including special experts, retained by the Company, (ix) fees and expenses payable to a Qualified Independent Underwriter, (x) fees and expenses of any transfer agent or custodian, (xi) any other fees and disbursements of underwriters, if any, customarily paid by issuers or sellers of securities, including reasonable fees and expenses of counsel for the underwriters in connection with any filing with or review by FINRA and (xii) expenses for securities law liability insurance and, if any, rating agency fees.

“FINRA” means the Financial Industry Regulatory Authority, Inc.

“GYP III” has the meaning ascribed to such term in the Recitals.

“Holder” or “Holders” means (1) any Person who is a signatory to this Agreement or (2) any permitted transferee of Registrable Securities to whom any Person who is a signatory to this Agreement shall assign or transfer any rights hereunder, provided that such transferee has agreed in writing to be bound generally by the terms of this Agreement in respect of such Registrable Securities.

“Initiating Holders” has the meaning ascribed to such term in Section 2.1(a)(i).

“Investor Holders” means the AEA Investors, or any of them, to the extent they acquire or hold Registrable Securities.

“IPO” means the initial bona fide underwritten public offering and sale of Common Stock (or other equity securities of the Company) pursuant to an effective registration statement (other than on Form S-4, S-8 or a comparable form) filed under the Securities Act.

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“Majority Participating Holders” means Participating Holders holding more than 50% of the Registrable Securities proposed to be included in any offering of Registrable Securities by such Participating Holders pursuant to Section 2.1 or Section 2.2.

“Management Investors” has the meaning ascribed to such term in the Preamble to this Agreement.

“Manager” has the meaning ascribed to such term in Section 2.1(c).

“Minimum Threshold” means $20 million.

“MSPA” has the meaning ascribed to such term in the Recitals.

“Participating Holders” means all Holders of Registrable Securities which are proposed to be included in any offering of Registrable Securities pursuant to Section 2.1 or Section 2.2.

“Partner Distribution” has the meaning ascribed to such term in Section 2.1(a)(iii).

“Person” means any individual, firm, corporation, company, limited liability company, partnership, trust, joint stock company, business trust, incorporated or unincorporated association, joint venture, governmental authority or other legal entity of any nature whatsoever.

“Permitted Transferee” means any Person described in clauses (i) through (iv) of Section 2.2 of the Stockholders Agreement.

“Piggyback Notice” has the meaning ascribed to such term in Section 2.2(a).

“Piggyback Shares” has the meaning ascribed to such term in Section 2.3(a)(iii).

“Postponement Period” has the meaning ascribed to such term in Section 2.1(b).

“Qualified Independent Underwriter” means a “qualified independent underwriter” within the meaning of FINRA Rule 5121.

“Registrable Securities” means (a) any shares of Common Stock held by the Holders at any time (including those held as a result of, or issuable upon, the conversion or exercise of Common Stock Equivalents), whether now owned or acquired by the Holders at a later time, (b) any shares of Common Stock issued or issuable, directly or indirectly, in exchange for or with respect to the Common Stock referenced in clause (a) above by way of stock dividend, stock split or combination of shares or in connection with a reclassification, recapitalization, merger, share exchange, consolidation or other reorganization and (c) any securities issued in replacement of or exchange for any securities described in clause (a) or (b) above.  As to any particular Registrable Securities, such securities shall cease to be Registrable Securities when (A) a registration statement with respect to the sale of such securities shall have been declared effective under the Securities Act and such securities shall have been disposed of in accordance with such registration statement, or (B) such securities shall have been sold in compliance with the requirements of Rule 144 under the Securities Act, as such Rule 144 may be amended (or any successor provision thereto).

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“Restricted Period” has the meaning ascribed to such term in Section 2.7(c).

“Rule 144” and “Rule 144A” have the meaning ascribed to such term in Section 4.2.

“SEC” means the U.S. Securities and Exchange Commission or such other federal agency which at such time administers the Securities Act.

“Section 2.3(a) Sale Number” has the meaning ascribed to such term in Section 2.3(a).

“Section 2.3(b) Sale Number” has the meaning ascribed to such term in Section 2.3(b).

“Section 2.3(c) Sale Number” has the meaning ascribed to such term in Section 2.3(c).

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations of the SEC issued under such Act, as they may from time to time be in effect.

“Shelf Registrable Securities” has the meaning ascribed to such term in Section 2.1(e).

“Shelf Registration Statement” has the meaning ascribed to such term in Section 2.1(e).

“Shelf Underwriting” has the meaning ascribed to such term in Section 2.1(e).

“Shelf Underwriting Notice” has the meaning ascribed to such term in Section 2.1(e).

“Shelf Underwriting Request” has the meaning ascribed to such term in Section 2.1(e).

“Stockholders Agreement” has the meaning ascribed to such term in the Recitals.

“Subsidiary” means any direct or indirect subsidiary of the Company on the date hereof and any direct or indirect subsidiary of the Company organized or acquired after the date hereof.

“Valid Business Reason” has the meaning ascribed to such term in Section 2.1(b).

“WKSI” has the meaning ascribed to such term in Section 2.1(a)(i).

Section 2.                                           Registration Rights.

2.1.                            Demand Registrations.

(a)                                 (i)                                     Subject to Sections 2.1(b) and 2.3, at any time and from time to time after the closing of an IPO, the AEA Investors shall have the right to require the Company to file one or more registration statements under the Securities Act covering all or any part of its and its Affiliates’ Registrable Securities by delivering a written request therefor to the Company specifying the number of Registrable Securities to be included in such registration and the intended method of distribution thereof.  Any such request by any AEA Investor pursuant to this Section 2.1(a)(i) is referred to herein as a “Demand Registration Request,” and the registration so requested is referred to herein as a “Demand Registration” (with respect to any Demand Registration, the Holder(s) making such demand for registration being referred to as the “Initiating Holders”).  Any Demand Registration Request may request that the Company register

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Registrable Securities on an appropriate form, including a shelf registration statement, and, if the Company is a well-known seasoned issuer (as defined in Rule 405 under the Securities Act, a “WKSI”), an automatic shelf registration statement.  The Company shall give written notice (the “Demand Exercise Notice”) of such Demand Registration Request (1) to each of the Holders of record of Registrable Securities (other than individuals), at least ten (10) Business Days prior to the filing of any registration statement under the Securities Act and (2) to each Holder of Registrable Securities that is an individual, no more than ten (10) Business Days after the filing of the registration statement under the Securities Act (or, in the case of a request for the filing of an automatic shelf registration statement, at least ten (10) Business Days prior to the filing of such registration statement).  Notwithstanding the foregoing, the Company may delay any Demand Exercise Notice until after filing a registration statement, so long as all recipients of such notice have the same amount of time to determine whether to participate in an offering as they would have had if such notice had not been so delayed.

(ii)                                  The Company, subject to Sections 2.3 and 2.6, shall include in a Demand Registration (x) the Registrable Securities of the Initiating Holders and (y) the Registrable Securities of any other Holder of Registrable Securities which shall have made a written request to the Company for inclusion in such registration pursuant to Section 2.2 (which request shall specify the maximum number of Registrable Securities intended to be disposed of by such Participating Holder) within ten (10) Business Days following the receipt of any such Demand Exercise Notice.

(iii)                               The Company shall, as expeditiously as possible, but subject to Section 2.1(b), use its reasonable best efforts to (x) file with the SEC (no later than forty five (45) days from the Company’s receipt of the applicable Demand Registration Request) and cause to be declared effective such registration under the Securities Act as soon as reasonably practicable (including, without limitation, by means of a shelf registration pursuant to Rule 415 under the Securities Act if so requested and if the Company is then eligible to use such a registration) of the Registrable Securities which the Company has been so requested to register, for distribution in accordance with the intended method of distribution, including a distribution to, and resale by, the members or partners of a Holder (a “Partner Distribution”) and (y) if requested by the Initiating Holders, obtain acceleration of the effective date of the registration statement relating to such registration.

(iv)                              Notwithstanding anything contained herein to the contrary, the Company shall, at the request of any Holder seeking to effect or considering a Partner Distribution, file any prospectus supplement or post-effective amendments, or include in the initial registration statement any disclosure or language, or include in any prospectus supplement or post-effective amendment any disclosure or language, and otherwise take any action, deemed necessary or advisable by such Holder to effect such Partner Distribution.

(b)                                 Notwithstanding anything to the contrary in Section 2.1(a), the Demand Registration rights granted in Section 2.1(a) are subject to the following limitations:  (i) the Company shall not be required to cause a registration pursuant to Section 2.1(a) to be declared effective within a period of one hundred and twenty (120) days after the effective date of any other registration of the Company (or one hundred and eighty (180) days in the case of an IPO) filed pursuant to the Securities Act (other than a Form S-4 or Form S-8 or any successor or other

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forms promulgated for similar purposes or forms filed in connection with an exchange offer or any employee benefit or dividend reinvestment plan);  (ii) the Company shall not be required to effect more than five (5) Demand Registrations on Form S-1 or any similar long-form registration at the request of the AEA Investors (it being understood that if a single Demand Registration Request is delivered by more than one AEA Investor, the registration requested by such Demand Registration Request shall constitute only one Demand Registration); provided, however, that the AEA Investors shall be entitled to request an unlimited number of Demand Registrations on Form S-3 or any similar short-form registration (including pursuant to Rule 415 under the Securities Act);  (iii) each registration in respect of a Demand Registration Request made by any Holder must include, in the aggregate, shares of Common Stock having an aggregate market value of at least the lesser of (a) the Minimum Threshold (based on the Common Stock included in such registration by all Holders participating in such registration) and (b) the Initiating Holder’s remaining shares of Common Stock; and (iv) if the Board, in its good faith judgment, determines that any registration of Registrable Securities should not be made or continued because it would materially and adversely interfere with any existing or potential material financing, acquisition, corporate reorganization, merger, share exchange or other transaction or event involving the Company or any of its subsidiaries or because the Company does not yet have appropriate financial statements of acquired or to be acquired entities available for filing (in each case, a “Valid Business Reason”), then (x) the Company may postpone filing a registration statement relating to a Demand Registration Request until five (5) Business Days after such Valid Business Reason no longer exists, but in no event for more than forty-five (45) days after the date the Board determines a Valid Business Reason exists and (y) in case a registration statement has been filed relating to a Demand Registration Request, if the Valid Business Reason has not resulted in whole or part from actions taken or omitted to be taken by the Company, the Company may, to the extent determined in the good faith judgment of the Board to be reasonably necessary to avoid interference with any of the transactions described above, suspend use of or, if required by the SEC, cause such registration statement to be withdrawn and its effectiveness terminated or may postpone amending or supplementing such registration statement until five (5) Business Days after such Valid Business Reason no longer exists, but in no event for more than forty-five (45) days after the date the Board determines a Valid Business Reason exists (such period of postponement or withdrawal under this clause (iv), the “Postponement Period”).  The Company shall give written notice to the Initiating Holders and any other Holders that have requested registration pursuant to Section 2.2 of its determination to postpone or suspend use of or withdraw a registration statement and of the fact that the Valid Business Reason for such postponement or suspension or withdrawal no longer exists, in each case, promptly after the occurrence thereof; provided, however, the Company shall not be permitted to postpone or suspend use of or withdraw a registration statement after the expiration of any Postponement Period until twelve (12) months after the expiration of such Postponement Period.

If the Company shall give any notice of postponement or suspension or withdrawal of any registration statement pursuant to clause (iv) above, the Company shall not, during the Postponement Period, register any Common Stock, other than pursuant to a registration statement on Form S-4 or S-8 (or an equivalent registration form then in effect).  Each Holder of Registrable Securities agrees that, upon receipt of any notice from the Company that the Company has determined to suspend use of, withdraw, terminate or postpone amending or supplementing any registration statement pursuant to clause (iv) above, such Holder will

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discontinue its disposition of Registrable Securities pursuant to such registration statement.  If the Company shall have suspended use of, withdrawn or terminated a registration statement filed under Section 2.1(a)(i) (whether pursuant to clause (iv) above or as a result of any stop order, injunction or other order or requirement of the SEC or any other governmental agency or court), the Company shall not be considered to have effected a Demand Registration for the purposes of this Agreement until the Company shall have permitted use of such suspended registration statement or filed a new registration statement covering the Registrable Securities covered by the withdrawn or terminated registration statement and such registration statement shall have been declared effective and shall not have been withdrawn.  If the Company shall give any notice of suspension, withdrawal or postponement of a registration statement, the Company shall, not later than five (5) Business Days after the Valid Business Reason that caused such suspension, withdrawal or postponement no longer exists (but in no event later than forty-five (45) days after the date of the suspension, postponement or withdrawal), as applicable, permit use of such suspended registration statement or use its reasonable best efforts to effect the registration under the Securities Act of the Registrable Securities covered by the withdrawn or postponed registration statement in accordance with this Section 2.1 (unless the Initiating Holders shall have withdrawn such request, in which case the Company shall not be considered to have effected a Demand Registration for the purposes of this Agreement and such request shall not count as a Demand Registration Request under this Agreement), and following such permission or such effectiveness such registration shall no longer be deemed to be suspended, withdrawn or postponed pursuant to clause (iv) of Section 2.1(b) above.

(c)                                  In connection with any Demand Registration, the majority of the Initiating Holders participating in such Demand Registration shall have the right to designate the lead managing underwriter (any lead managing underwriter for the purposes of this Agreement, the “Manager”) in connection with any underwritten offering pursuant to such registration and each other managing underwriter for any such underwritten offering; provided that in each case, each such underwriter is reasonably satisfactory to the Company, which approval shall not be unreasonably withheld or delayed.

(d)                                 No Demand Registration shall be deemed to have occurred for purposes of Section 2.1(a) (i) if the registration statement relating thereto (x) does not become effective, (y) is not maintained effective for a period of at least one hundred eighty (180) days after the effective date thereof or such shorter period during which all Registrable Securities included in such Registration Statement have actually been sold (provided, however, that such period shall be extended for a period of time equal to the period the Holder of Registrable Securities refrains from selling any securities included in such Registration Statement at the request of the Company or an underwriter of the Company), or (z) is subject to a stop order, injunction, or similar order or requirement of the SEC during such period, (ii) with respect to one Demand Registration for each Initiating Holder, if any of the Registrable Securities requested by such Initiating Holder to be included in such Demand Registration are not so included pursuant to Section 2.3 (even where some or most of such Holder’s Registrable Securities are included in such Demand Registration), (iii) if the method of disposition is a firm commitment underwritten public offering and any of the applicable Registrable Securities have not been sold pursuant thereto or (iv) if the conditions to closing specified in any underwriting agreement, purchase agreement or similar agreement entered into in connection with the registration relating to such

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request are not satisfied (other than as a result of a default or breach thereunder by such Initiating Holder(s) or its Affiliates) or are otherwise waived by such Initiating Holder(s).

(e)                                  In the event that the Company files a shelf registration statement under Rule 415 of the Securities Act pursuant to a Demand Registration Request and such registration becomes effective (such registration statement, a “Shelf Registration Statement”), the Initiating Holders with respect to such Demand Registration Request shall have the right at any time and from time to time to elect to sell pursuant to an underwritten offering Registrable Securities available for sale pursuant to such registration statement.  The Initiating Holders shall make such election by delivering to the Company a written request (a “Shelf Underwriting Request”) for such underwritten offering specifying the number of Registrable Securities that the Initiating Holders desire to sell pursuant to such underwritten offering (the “Shelf Underwriting”).  As promptly as practicable, but no later than two (2) Business Days after receipt of a Shelf Underwriting Request, the Company shall give written notice (the “Shelf Underwriting Notice”) of such Shelf Underwriting Request to the Holders of record of other Registrable Securities registered on such Shelf Registration Statement (“Shelf Registrable Securities”).  The Company, subject to Sections 2.3 and 2.6, shall include in such Shelf Underwriting (x) the Registrable Securities of the Initiating Holders and (y) the Shelf Registrable Securities of any other Holder of Shelf Registrable Securities which shall have made a written request to the Company for inclusion in such Shelf Underwriting (which request shall specify the maximum number of Shelf Registrable Securities intended to be disposed of by such Holder) within five (5) days after the receipt of the Shelf Underwriting Notice.  The Company shall, as expeditiously as possible (and in any event within twenty (20) days after the receipt of a Shelf Underwriting Request), but subject to Section 2.1(b), use its reasonable best efforts to facilitate such Shelf Underwriting.  Notwithstanding the foregoing, if an Investor Holder wishes to engage in an underwritten block trade or similar transaction or other transaction with a 2-day or less marketing period (collectively, “Underwritten Block Trade”) off of a Shelf Registration Statement (either through filing an automatic shelf registration statement or through a take-down from an already existing Shelf Registration Statement), then notwithstanding the foregoing time periods, such Investor Holder only needs to notify the Company of the Underwritten Block Trade on the day such offering is to commence and the Company shall notify other Investor Holders and, during the Restricted Period, the Additional Investors on the same day and such other Investor Holders and, during the Restricted Period, the Additional Investors must elect whether or not to participate on the day such offering is to commence, and the Company shall as expeditiously as possible, but subject to Section 2.1(b), use its reasonable best efforts to facilitate such Shelf Underwriting (which may close as early as three (3) Business Days after the date it commences); provided, however, that the Investor Holder requesting such Underwritten Block Trade shall use commercially reasonable efforts to work with the Company and the underwriters prior to making such request in order to facilitate preparation of the registration statement, prospectus and other offering documentation related to the Underwritten Block Trade.  In the event an Investor Holder requests such an Underwritten Block Trade, notwithstanding anything to the contrary in this Section 2.1 or in Section 2.2, (1) the Additional Investors shall have no right to notice of or to participate in such Underwritten Block Trade following the Restricted Period and (2) any other Holder who does not constitute an Investor Holder shall have no right to notice of or to participate in such Underwritten Block Trade at any time.  The Company shall, at the request of any Initiating Holder, file any prospectus supplement or, if the applicable Shelf Registration Statement is an automatic shelf registration statement, any post-effective amendments and

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otherwise take any action necessary to include therein all disclosure and language deemed necessary or advisable by the Initiating Holders or any other Holder of Shelf Registrable Securities to effect such Shelf Underwriting.  Once a Shelf Registration Statement has been declared effective, the Initiating Holders may request, and the Company shall be required to facilitate, subject to Section 2.1(b), an unlimited number of Shelf Underwritings with respect to such Shelf Registration Statement.  Notwithstanding anything to the contrary in this Section 2.1(e), each Shelf Underwriting must include, in the aggregate, shares of Common Stock having an aggregate market value of at least the lesser of (a) the Minimum Threshold (based on the Common Stock included in such Shelf Underwriting by all Holders participating in such Shelf Underwriting) and (b) the Initiating Holder’s remaining shares of Common Stock

(f)                                   Any Initiating Holder may revoke a Demand Registration Request delivered by such Initiating Holder at any time prior to the effectiveness of such Demand Registration and such Demand Registration shall have no further force or effect and such request shall not count as a Demand Registration Request under this Agreement.

2.2.                            Piggyback Registrations.

(a)                                 If the Company proposes or is required (pursuant to Section 2.1 or otherwise) to register any of its equity securities for its own account or for the account of any other shareholder under the Securities Act (other than pursuant to registrations on Form S-4 or Form S-8 or any similar successor forms thereto), the Company shall give written notice (the “Piggyback Notice”) of its intention to do so (1) to each of the Holders of record of Registrable Securities (other than individuals), at least ten (10) Business Days prior to the filing of any registration statement under the Securities Act and (2) to each Holder of Registrable Securities that is an individual, no more than ten (10) Business Days after the filing of the registration statement under the Securities Act (or, in the case of an automatic shelf registration statement, at least ten (10) Business Days prior to the filing of such registration statement).  Notwithstanding the foregoing, the Company may delay any Piggyback Notice until after filing a registration statement, so long as all recipients of such notice have the same amount of time to determine whether to participate in an offering as they would have had if such notice had not been so delayed.  Upon the written request of any such Holder, made within ten (10) Business Days following the receipt of any such Piggyback Notice (which request shall specify the maximum number of Registrable Securities intended to be disposed of by such Holder and the intended method of distribution thereof), the Company shall, subject to Sections 2.2(c), 2.2(f), 2.3 and 2.6 hereof, use its reasonable best efforts to cause all such Registrable Securities, the Holders of which have so requested the registration thereof, to be registered under the Securities Act with the securities which the Company at the time proposes to register to permit the sale or other disposition by the Holders (in accordance with the intended method of distribution thereof) of the Registrable Securities to be so registered, including, if necessary, by filing with the SEC a post-effective amendment or a supplement to the registration statement filed by the Company or the prospectus related thereto.  There is no limitation on the number of such piggyback registrations pursuant to the preceding sentence which the Company is obligated to effect.  No registration of Registrable Securities effected under this Section 2.2(a) shall relieve the Company of its obligations to effect Demand Registrations under Section 2.1 hereof.  Notwithstanding the foregoing, if an Investor Holder wishes to engage in an Underwritten Block Trade off of a Shelf Registration Statement (either through filing an automatic shelf registration statement or through

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a take-down from an already existing Shelf Registration Statement), then notwithstanding the foregoing time periods, the Investor Holder only needs to notify the Company of the Underwritten Block Trade on the day such offering is to commence and the Company shall notify other Investor Holders and, during the Restricted Period, the Additional Investors on the same day and such other Investor Holders and, during the Restricted Period, the Additional Investors must elect whether or not to participate on the day such offering is to commence, and the Company shall as expeditiously as possible use its reasonable best efforts to facilitate such Shelf Underwriting (which may close as early as three (3) Business Days after the date it commences); provided, however, that the Investor Holder requesting such Underwritten Block Trade shall use commercially reasonable efforts to work with the Company and the underwriters prior to making such request in order to facilitate preparation of the registration statement, prospectus and other offering documentation related to the Underwritten Block Trade.  In the event an Investor Holder requests such an Underwritten Block Trade, notwithstanding anything to the contrary in Section 2.1 or in this Section 2.2, (1) the Additional Investors shall have no right to notice of or to participate in such Underwritten Block Trade following the Restricted Period and (2) any other Holder who does not constitute an Investor Holder shall have no right to notice of or to participate in such Underwritten Block Trade at any time.

(b)                                 The Company, subject to Sections 2.3 and 2.6, may elect to include in any registration statement and offering pursuant to demand registration rights by any Person or otherwise, (i) authorized but unissued shares of Common Stock or shares of Common Stock held by the Company as treasury shares and (ii) any other shares of Common Stock which are requested to be included in such registration pursuant to the exercise of piggyback registration rights granted by the Company after the date hereof and which are not inconsistent with the rights granted in, or otherwise conflict with the terms of, this Agreement (“Additional Piggyback Rights”); provided, however, that, with respect to any underwritten offering, including a block trade, such inclusion shall be permitted only to the extent that it is pursuant to, and subject to, the terms of the underwriting agreement or arrangements, if any, entered into by the Initiating Holders or the Majority Participating Holders in such underwritten offering.

(c)                                  Other than in connection with a Demand Registration, if, at any time after giving a Piggyback Notice and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason not to register or to delay registration of such equity securities, the Company may, at its election, give written notice of such determination to all Holders of record of Registrable Securities and (i) in the case of a determination not to register, shall be relieved of its obligation to register any Registrable Securities in connection with such abandoned registration, without prejudice, however, to the rights of Holders under Section 2.1, and (ii) in the case of a determination to delay such registration of its equity securities, shall be permitted to delay the registration of such Registrable Securities for the same period as the delay in registering such other equity securities.

(d)                                 Any Holder shall have the right to withdraw its request for inclusion of its Registrable Securities in any registration statement pursuant to this Section 2.2 by giving written notice to the Company of its request to withdraw; provided, however, that such request must be made in writing prior to the earlier of the execution of the underwriting agreement or the execution of the custody agreement with respect to such registration or as otherwise required by the underwriters.

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(e)                                  Notwithstanding anything contained herein to the contrary, the Company shall, at the request of any Holder (including to effect a Partner Distribution), file any prospectus supplement or post-effective amendments, or include in the initial registration statement any disclosure or language, or include in any prospectus supplement or post-effective amendment any disclosure or language, and otherwise take any action, deemed necessary or advisable by such Holder (including to effect such Partner Distribution).

(f)                                   Notwithstanding anything contained herein to the contrary, the piggyback registration rights set forth in Section 2.2(a) shall not apply to any Holder in connection with the IPO without the prior written consent of AEA; provided, however, that if any AEA Investor participates in the IPO, each Additional Investor shall be entitled to participate in such IPO on a pro rata basis in accordance with the provisions of this Section 2.2, subject to Sections 2.3 and 2.6 hereof.

2.3.                            Allocation of Securities Included in Registration Statement.

(a)                                 If any requested registration made pursuant to Section 2.1 (including a Shelf Underwriting) involves an underwritten offering and the Manager of such offering shall advise the Company that, in its view, the number of securities requested to be included in such underwritten offering by the Holders of Registrable Securities, the Company or any other Persons exercising Additional Piggyback Rights exceeds the largest number (the “Section 2.3(a) Sale Number”) that can be sold in an orderly manner in such underwritten offering within a price range acceptable to the Initiating Holders and the Majority Participating Holders, the Company shall use its reasonable best efforts to include in such underwritten offering:

(i)                                     first, all Registrable Securities requested to be included in such underwritten offering by the Holders thereof (including pursuant to the exercise of piggyback rights pursuant to Section 2.2); provided, however, that if the number of such Registrable Securities exceeds the Section 2.3(a) Sale Number, the number of such Registrable Securities (not to exceed the Section 2.3(a) Sale Number) to be included in such underwritten offering shall be allocated on a pro rata basis among all Holders requesting that Registrable Securities be included in such underwritten offering (including pursuant to the exercise of piggyback rights pursuant to Section 2.2), based on the number of Registrable Securities then owned by each such Holder requesting inclusion in relation to the aggregate number of Registrable Securities owned by all Holders requesting inclusion;

(ii)                                  second, to the extent that the number of Registrable Securities to be included pursuant to clause (i) of this Section 2.3(a) is less than the Section 2.3(a) Sale Number, any securities that the Company proposes to register, up to the Section 2.3(a) Sale Number; and

(iii)                               third, to the extent that the number of Registrable Securities to be included pursuant to clauses (i) and (ii) of this Section 2.3(a) is less than the Section 2.3(a) Sale Number, the remaining Registrable Securities to be included in such underwritten offering shall be allocated on a pro rata basis among all Persons requesting that securities be included in such underwritten offering pursuant to the exercise of Additional Piggyback Rights (“Piggyback Shares”), based on the number of Piggyback Shares then owned by each Person requesting

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inclusion in relation to the aggregate number of Piggyback Shares owned by all Persons requesting inclusion, up to the Section 2.3(a) Sale Number.

Notwithstanding anything in this Section 2.3(a) to the contrary, no employee stockholder of the Company will be entitled to include Registrable Securities in an underwritten offering requested by the Initiating Holders pursuant to Section 2.1 to the extent that the Manager of such underwritten offering shall determine in good faith that the participation of such employee stockholder would adversely affect the marketability of the securities being sold by the Initiating Holders in such underwritten offering.

(b)                                 If any registration or offering made pursuant to Section 2.2 involves an underwritten primary offering on behalf of the Company after the date hereof and the Manager shall advise the Company that, in its view, the number of securities requested to be included in such underwritten offering by the Holders of Registrable Securities, the Company or any other Persons exercising Additional Piggyback Rights exceeds the largest number (the “Section 2.3(b) Sale Number”) that can be sold in an orderly manner in such underwritten offering within a price range acceptable to the Company, the Company shall include in such underwritten offering:

(i)                                     first, all equity securities that the Company proposes to register for its own account;

(ii)                                  second, to the extent that the number of Registrable Securities to be included pursuant to clause (i) of this Section 2.3(b) is less than the Section 2.3(b) Sale Number, the remaining Registrable Securities to be included in such underwritten offering shall be allocated on a pro rata basis among all Holders requesting that Registrable Securities be included in such underwritten offering pursuant to the exercise of piggyback rights pursuant to Section 2.2(a), based on the number of Registrable Securities then owned by each such Holder requesting inclusion in relation to the aggregate number of Registrable Securities owned by all Holders requesting inclusion, up to the Section 2.3(b) Sale Number; and

(iii)                               third, to the extent that the number of Registrable Securities to be included pursuant to clauses (i) and (ii) of this Section 2.3(b) is less than the Section 2.3(b) Sale Number, the remaining Registrable Securities to be included in such underwritten offering shall be allocated on a pro rata basis among all Persons requesting that securities be included in such underwritten offering pursuant to the exercise of Additional Piggyback Rights, based on the number of Piggyback Shares then owned by each Person requesting inclusion in relation to the aggregate number of Piggyback Shares owned by all Persons requesting inclusion, up to the Section 2.3(b) Sale Number.

(c)                                  If any registration pursuant to Section 2.2 involves an underwritten offering that was initially requested by any Person(s) (other than a Holder) to whom the Company has granted registration rights which are not inconsistent with the rights granted in, and do not otherwise conflict with the terms of, this Agreement and the Manager shall advise the Company that, in its view, the number of securities requested to be included in such underwritten offering exceeds the number (the “Section 2.3(c) Sale Number”) that can be sold in an orderly manner in such underwritten offering within a price range acceptable to the Company, the Company shall include in such underwritten offering:

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(i)                                     first, the shares requested to be included in such underwritten offering shall be allocated on a pro rata basis among such Person(s) requesting the registration and all Holders requesting that Registrable Securities be included in such underwritten offering pursuant to the exercise of piggyback rights pursuant to Section 2.2(a), based on the aggregate number of securities or Registrable Securities, as applicable, then owned by each of the foregoing requesting inclusion in relation to the aggregate number of securities or Registrable Securities, as applicable, owned by all such Holders and Persons requesting inclusion, up to the Section 2.3(c) Sale Number;

(ii)                                  second, to the extent that the number of Registrable Securities to be included pursuant to clause (i) of this Section 2.3(c) is less than the Section 2.3(c) Sale Number, the remaining Registrable Securities to be included in such underwritten offering shall be allocated on a pro rata basis among all Persons requesting that securities be included in such underwritten offering pursuant to the exercise of Additional Piggyback Rights, based on the number of Piggyback Shares then owned by each Person requesting inclusion in relation to the aggregate number of Piggyback Shares owned by all Persons requesting inclusion, up to the Section 2.3(c) Sale Number; and

(iii)                               third, to the extent that the number of Registrable Securities to be included pursuant to clauses (i) and (ii) of this Section 2.3(c) is less than the Section 2.3(c) Sale Number, the remaining Registrable Securities to be included in such underwritten offering shall be allocated to shares the Company proposes to register for its own account, up to the Section 2.3(c) Sale Number.

(d)                                 If, as a result of the proration provisions set forth in clauses (a), (b) or (c) of this Section 2.3, any Holder shall not be entitled to include all Registrable Securities in an underwritten offering that such Holder has requested be included, such Holder may elect to withdraw such Holder’s request to include Registrable Securities in the registration to which such underwritten offering relates or may reduce the number requested to be included; provided, however, that (x) such request must be made in writing prior to the earlier of the execution of the underwriting agreement or the execution of the custody agreement with respect to such registration and (y) such withdrawal or reduction shall be irrevocable and, after making such withdrawal or reduction, such Holder shall no longer have any right to include Registrable Securities in the registration as to which such withdrawal or reduction was made to the extent of the Registrable Securities so withdrawn or reduced.

2.4.                            Registration Procedures.  If and whenever the Company is required by the provisions of this Agreement to effect or cause the registration of and/or participate in any offering or sale of any Registrable Securities under the Securities Act as provided in this Agreement (or use reasonable best efforts to accomplish the same), the Company shall, as expeditiously as possible:

(a)                                 prepare and file all required filings with the SEC and FINRA, including preparing and filing with the SEC a registration statement on an appropriate registration form of the SEC for the disposition of such Registrable Securities in accordance with the intended method of disposition thereof (including, without limitation, a Partner Distribution), which registration form (i) shall be selected by the Company (except as provided for in a Demand Registration Request)

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and (ii) shall, in the case of a shelf registration, be available for the sale of the Registrable Securities by the selling Holders thereof and such registration statement shall comply as to form in all material respects with the requirements of the applicable registration form and include all financial statements required by the SEC to be filed therewith, and the Company shall use its reasonable best efforts to cause such registration statement to become effective and remain continuously effective for such period as any Participating Holder pursuant to such registration statement shall request (provided, however, that as far in advance as reasonably practicable before filing a registration statement or prospectus or any amendments or supplements thereto, or comparable statements under securities or state “blue sky” laws of any jurisdiction, or any free writing prospectus related thereto, the Company will furnish to one counsel for the Holders participating in the planned offering (jointly selected by the Initiating Holder and the Majority Participating Holders) and to one counsel for the Manager, if any, copies of reasonably complete drafts of all such documents proposed to be filed (including all exhibits thereto and each document incorporated by reference therein to the extent then required by the rules and regulations of the SEC), which documents will be subject to the reasonable review and reasonable comment of such counsel (including any objections to any information pertaining to any Participating Holder and its plan of distribution and otherwise to the extent necessary, if at all, to complete the filing or maintain the effectiveness thereof), and the Company shall make the changes reasonably requested by such counsel and shall not file any registration statement or amendment thereto, any prospectus or supplement thereto or any free writing prospectus related thereto to which the Initiating Holders, the Majority Participating Holders or the underwriters, if any, shall reasonably object); provided, however, that, notwithstanding the foregoing, in no event shall the Company be required to file any document with the SEC which in the view of the Company or its counsel contains an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make any statement therein not misleading;

(b)                                 (i) prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection therewith and such free writing prospectuses and Exchange Act reports as may be necessary to keep such registration statement continuously effective for such period as any Participating Holder pursuant to such registration statement shall request and to comply with the provisions of the Securities Act with respect to the sale or other disposition of all Registrable Securities covered by such registration statement, and any prospectus so supplemented to be filed pursuant to Rule 424 under the Securities Act, in accordance with the intended methods of disposition by the seller or sellers thereof set forth in such registration statement and (ii) provide notice to such sellers of Registrable Securities and the Manager, if any, of the Company’s reasonable determination that a post-effective amendment to a registration statement would be appropriate;

(c)                                  furnish, without charge, to each Participating Holder and each underwriter, if any, of the securities covered by such registration statement such number of copies of such registration statement, each amendment and supplement thereto (in each case including all exhibits), the prospectus included in such registration statement (including each preliminary prospectus and any summary prospectus) and any other prospectus filed under Rule 424 under the Securities Act, each free writing prospectus utilized in connection therewith, in each case, in all material respects in conformity with the requirements of the Securities Act, and other documents, as such seller and underwriter may reasonably request in order to facilitate the public

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sale or other disposition of the Registrable Securities owned by such seller (the Company hereby consenting to the use in accordance with all applicable laws of each such registration statement (or amendment or post-effective amendment thereto) and each such prospectus (or preliminary prospectus or supplement thereto) or free writing prospectus by each such Participating Holder and the underwriters, if any, in connection with the offering and sale of the Registrable Securities covered by such registration statement or prospectus);

(d)                                 use its reasonable best efforts to register or qualify the Registrable Securities covered by such registration statement under such other securities or state “blue sky” laws of such jurisdictions as any sellers of Registrable Securities or any managing underwriter, if any, shall reasonably request in writing, and do any and all other acts and things which may be reasonably necessary or advisable to enable such sellers or underwriter, if any, to consummate the disposition of the Registrable Securities in such jurisdictions in accordance with the intended methods of disposition (including keeping such registration or qualification in effect for so long as such registration statement remains in effect), except that in no event shall the Company be required to qualify to do business as a foreign corporation in any jurisdiction where it would not, but for the requirements of this paragraph (d), be required to be so qualified, to subject itself to taxation in any such jurisdiction or to consent to general service of process in any such jurisdiction;

(e)                                  promptly notify each Participating Holder and each managing underwriter, if any: (i) when the registration statement, any pre-effective amendment, the prospectus or any prospectus supplement related thereto, any post-effective amendment to the registration statement or any free writing prospectus has been filed with the SEC and, with respect to the registration statement or any post-effective amendment, when the same has become effective; (ii) of any request by the SEC or state securities authority for amendments or supplements to the registration statement or the prospectus related thereto or for additional information; (iii) of the issuance by the SEC of any stop order suspending the effectiveness of the registration statement or the initiation of any proceedings for that purpose; (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification of any Registrable Securities for sale under the securities or state “blue sky” laws of any jurisdiction or the initiation of any proceeding for such purpose; (v) of the existence of any fact of which the Company becomes aware which results in the registration statement or any amendment thereto, the prospectus related thereto or any supplement thereto, any document incorporated therein by reference, any free writing prospectus or the information conveyed to any purchaser at the time of sale to such purchaser containing an untrue statement of a material fact or omitting to state a material fact required to be stated therein or necessary to make any statement therein not misleading (which notice shall notify the Participating Holders only of the occurrence of such an event and shall provide no additional information regarding such event to the extent such information would constitute material non-public information); and (vi) if at any time the representations and warranties contemplated by any underwriting agreement, securities sale agreement, or other similar agreement, relating to the offering shall cease to be true and correct; and, if the notification relates to an event described in clause (v), unless the Company has declared that a Postponement Period exists, the Company shall promptly prepare and furnish to each such seller and each underwriter, if any, a reasonable number of copies of a prospectus supplemented or amended so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact

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required to be stated therein or necessary to make the statements therein in the light of the circumstances under which they were made not misleading;

(f)                                   comply (and continue to comply) with all applicable rules and regulations of the SEC (including, without limitation, maintaining disclosure controls and procedures (as defined in Exchange Act Rule 13a-15(e)) and internal control over financial reporting (as defined in Exchange Act Rule 13a-15(f)) in accordance with the Exchange Act), and make generally available to its security holders, as soon as reasonably practicable after the effective date of the registration statement (and in any event within forty-five (45) days, or ninety (90) days if it is a fiscal year, after the end of such twelve month period described hereafter), an earnings statement (which need not be audited) covering the period of at least twelve (12) consecutive months beginning with the first day of the Company’s first calendar quarter after the effective date of the registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder;

(g)                                  (i) (A) cause all such Registrable Securities covered by such registration statement to be listed on the principal securities exchange on which similar securities issued by the Company are then listed (if any), if the listing of such Registrable Securities is then permitted under the rules of such exchange, or (B) if no similar securities are then so listed, to either cause all such Registrable Securities to be listed on a national securities exchange or to secure designation of all such Registrable Securities as a Nasdaq National Market “national market system security” within the meaning of Rule 11Aa2-1 of the Exchange Act or, failing that, secure Nasdaq National Market authorization for such shares and, without limiting the generality of the foregoing, take all actions that may be required by the Company as the issuer of such Registrable Securities in order to facilitate the managing underwriter’s arranging for the registration of at least two market makers as such with respect to such shares with FINRA, and (ii) comply (and continue to comply) with the requirements of any self-regulatory organization applicable to the Company, including without limitation all corporate governance requirements;

(h)                                 cause its senior management, officers and employees to participate in, and to otherwise facilitate and cooperate with the preparation of the registration statement and prospectus and any amendments or supplements thereto (including participating in meetings, drafting sessions, due diligence sessions and rating agency presentations) taking into account the Company’s reasonable business needs;

(i)                                     provide and cause to be maintained a transfer agent and registrar for all such Registrable Securities covered by such registration statement not later than the effective date of such registration statement and, in the case of any secondary equity offering, provide and enter into any reasonable agreements with a custodian for the Registrable Securities;

(j)                                    enter into such customary agreements (including, if applicable, an underwriting agreement) and take such other actions as the Initiating Holder or the Majority Participating Holders or the underwriters shall reasonably request in order to expedite or facilitate the disposition of such Registrable Securities (it being understood that the Holders of the Registrable Securities which are to be distributed by any underwriters shall be parties to any such underwriting agreement and may, at their option, require that the Company make to and for the

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benefit of such Holders the representations, warranties and covenants of the Company which are being made to and for the benefit of such underwriters);

(k)                                 use its reasonable best efforts (i) to obtain opinions from the Company’s counsel, including without limitation local and/or regulatory counsel, and a “cold comfort” letter and updates thereof from the independent public accountants who have certified the financial statements of the Company (and/or any other financial statements) included or incorporated by reference in such registration statement, in each case, in customary form and covering such matters as are customarily covered by such opinions and “cold comfort” letters (including, in the case of such “cold comfort” letter, events subsequent to the date of such financial statements) delivered to underwriters in underwritten public offerings, which opinions and letters shall be dated the dates such opinions and “cold comfort” letters are customarily dated and otherwise reasonably satisfactory to the underwriters, if any, and to the Majority Participating Holders, and (ii) furnish to each Participating Holder upon its request and to each underwriter, if any, a copy of such opinions and letters addressed to such underwriter and each Participating Holder to the extent permitted by the Company’s independent public accountants;

(l)                                     deliver promptly to counsel for the Majority Participating Holders and to each managing underwriter, if any, copies of all correspondence between the SEC and the Company, its counsel or auditors and all memoranda relating to discussions with the SEC or its staff with respect to the registration statement, and, upon receipt of such confidentiality agreements as the Company may reasonably request, make reasonably available for inspection by counsel for the Majority Participating Holders, by counsel for any underwriter participating in any disposition to be effected pursuant to such registration statement and by any attorney, accountant or other agent retained by the Majority Participating Holders or any such underwriter, all pertinent financial and other records, pertinent corporate documents and properties of the Company, and cause all of the Company’s officers, directors and employees to supply all information reasonably requested by any such counsel for the Majority Participating Holders, counsel for an underwriter, attorney, accountant or agent in connection with such registration statement; and upon receipt of such confidentiality agreements as the Company may reasonably request, furnish to each Participating Holder upon its reasonable request, a copy of such documents described herein;

(m)                             use its reasonable best efforts to prevent the issuance or obtain the withdrawal of any order suspending the effectiveness of the registration statement, or the lifting of any suspension of the qualification of any of the Registrable Securities for sale in any jurisdiction, in each case, as promptly as reasonably practicable;

(n)                                 provide a CUSIP number for all Registrable Securities, not later than the effective date of the registration statement;

(o)                                 use its reasonable best efforts to make available its senior management, employees and personnel for participation in “road shows” and other marketing efforts and otherwise provide reasonable assistance to the underwriters (taking into account the Company’s reasonable business needs and the requirements of the marketing process) in the marketing of Registrable Securities in any underwritten offering;

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(p)                                 promptly prior to the filing of any document which is to be incorporated by reference into the registration statement or the prospectus (after the initial filing of such registration statement), and prior to the filing or use of any free writing prospectus, provide copies of such document to counsel for the Majority Participating Holders and to each managing underwriter, if any, and make the Company’s representatives reasonably available for discussion of such document and make such changes in such document concerning the Participating Holders prior to the filing thereof as counsel for the Majority Participating Holders or underwriters may reasonably request (provided, however, that, notwithstanding the foregoing, in no event shall the Company be required to file any document with the SEC which in the view of the Company or its counsel contains an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make any statement therein not misleading); and furnish to each Participating Holder upon its reasonable request, a copy of such documents described herein;

(q)                                 furnish to counsel for each Participating Holder upon its request and to each managing underwriter, without charge, upon request, at least one conformed copy of the registration statement and any post-effective amendments or supplements thereto, including financial statements and schedules, all documents incorporated therein by reference, the prospectus contained in such registration statement (including each preliminary prospectus and any summary prospectus), any other prospectus and prospectus supplement filed under Rule 424 under the Securities Act and all exhibits (including those incorporated by reference) and any free writing prospectus utilized in connection therewith;

(r)                                    cooperate with the Participating Holders and the managing underwriter, if any, to facilitate the timely preparation and delivery of certificates not bearing any restrictive legends representing the Registrable Securities to be sold, and cause such Registrable Securities to be issued in such denominations and registered in such names in accordance with the underwriting agreement at least two (2) Business Days prior to any sale of Registrable Securities to the underwriters or, if not an underwritten offering, in accordance with the instructions of the Participating Holders at least two (2) Business Days prior to any sale of Registrable Securities and instruct any transfer agent and registrar of Registrable Securities to release any stop transfer orders in respect thereof (and, in the case of Registrable Securities registered on a Shelf Registration Statement, at the request of any Holder, prepare and deliver certificates representing such Registrable Securities not bearing any restrictive legends and deliver or cause to be delivered an opinion or instructions to the transfer agent in order to allow such Registrable Securities to be sold from time to time);

(s)                                   include in any prospectus or prospectus supplement if requested by any managing underwriter updated financial or business information for the Company’s most recent period or current quarterly period (including estimated results or ranges of results) if required for purposes of marketing the offering in the view of the managing underwriter;

(t)                                    take no direct or indirect action prohibited by Regulation M under the Exchange Act; provided, however, that to the extent that any prohibition is applicable to the Company, the Company will use its reasonable best efforts to make any such prohibition inapplicable;

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(u)                                 use its reasonable best efforts to cause the Registrable Securities covered by the applicable registration statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the Participating Holders or the underwriters, if any, to consummate the disposition of such Registrable Securities in accordance with the intended methods thereof;

(v)                                 take all such other commercially reasonable actions as are necessary or advisable in order to expedite or facilitate the disposition of such Registrable Securities;

(w)                               take all reasonable action to ensure that any free writing prospectus utilized in connection with any registration covered by Section 2.1 or 2.2 complies in all material respects with the Securities Act, is filed in accordance with the Securities Act to the extent required thereby, is retained in accordance with the Securities Act to the extent required thereby and, when taken together with the related prospectus, prospectus supplement and related documents, will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;

(x)                                 in connection with any underwritten offering, if at any time the information conveyed to a purchaser at the time of sale includes any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, promptly file with the SEC such amendments or supplements to such information as may be necessary so that the statements as so amended or supplemented will not, in the light of the circumstances, be misleading;

(y)                                 to the extent required by the rules and regulations of FINRA, retain a Qualified Independent Underwriter acceptable to the managing underwriter; and

(z)                                  use reasonable best efforts to cooperate with the managing underwriters, Participating Holders, any indemnitee of the Company and their respective counsel in connection with the preparation and filing of any applications, notices, registrations and responses to requests for additional information with FINRA, the New York Stock Exchange, Nasdaq, or any other national securities exchange on which the shares of Common Stock are or are to be listed.

To the extent the Company is a WKSI at the time any Demand Registration Request is submitted to the Company, and such Demand Registration Request requests that the Company file an automatic shelf registration statement (as defined in Rule 405 under the Securities Act) (an “automatic shelf registration statement”) on Form S-3, the Company shall file an automatic shelf registration statement which covers those Registrable Securities which are requested to be registered.  The Company shall use its reasonable best efforts to remain a WKSI (and not become an ineligible issuer (as defined in Rule 405 under the Securities Act)) during the period during which such automatic shelf registration statement is required to remain effective.  If the Company does not pay the filing fee covering the Registrable Securities at the time the automatic shelf registration statement is filed, the Company agrees to pay such fee at such time or times as the Registrable Securities are to be sold in compliance with the SEC rules.  If the automatic shelf registration statement has been outstanding for at least three (3) years, at or prior to the end of the third year the Company shall upon request refile a new automatic shelf

20

registration statement covering the Registrable Securities.  If at any time when the Company is required to re-evaluate its WKSI status the Company determines that it is not a WKSI, the Company shall use its reasonable best efforts to refile the shelf registration statement on Form S-3 and, if such form is not available, Form S-1 and keep such registration statement effective during the period during which such registration statement is required to be kept effective.

If the Company files any shelf registration statement for the benefit of the holders of any of its securities other than the Holders, and the Holders do not request that their Registrable Securities be included in such Shelf Registration Statement, the Company agrees that it shall include in such registration statement such disclosures as may be required by Rule 430B under the Securities Act (referring to the unnamed selling security holders in a generic manner by identifying the initial offering of the securities to the Holders) in order to ensure that the Holders may be added to such shelf registration statement at a later time through the filing of a prospectus supplement rather than a post-effective amendment.

The Company may require that each Participating Holder as to which any registration is being effected (i) furnish the Company such information regarding such seller and the distribution of such securities as the Company may from time to time reasonably request, provided that such information is necessary for the Company to consummate such registration and shall be used only in connection with such registration and (ii) provide any underwriters participating in the distribution of such securities such information as the underwriters may request and execute and deliver any agreements, certificates or other documents as the underwriters may request.

Each Holder of Registrable Securities agrees that upon receipt of any notice from the Company of the happening of any event of the kind described in clause (v) of paragraph (e) of this Section 2.4, such Holder will discontinue such Holder’s disposition of Registrable Securities pursuant to the registration statement covering such Registrable Securities until such Holder’s receipt of the copies of the supplemented or amended prospectus contemplated by paragraph (e) of this Section 2.4 and, if so directed by the Company, will deliver to the Company (at the Company’s expense) all copies, other than permanent file copies, then in such Holder’s possession of the prospectus covering such Registrable Securities that was in effect at the time of receipt of such notice.  In the event the Company shall give any such notice, the applicable period mentioned in paragraph (b) of this Section 2.4 shall be extended by the number of days during such period from and including the date of the giving of such notice to and including the date when each Participating Holder covered by such registration statement shall have received the copies of the supplemented or amended prospectus contemplated by paragraph (e) of this Section 2.4.

The Company agrees not to file or make any amendment to any registration statement with respect to any Registrable Securities, or any amendment of or supplement to the prospectus, or any free writing prospectus, that refers to any Holder covered thereby by name, or otherwise identifies such Holder, without the consent of such Holder, such consent not to be unreasonably withheld or delayed, unless such disclosure is required by law, in which case the Company shall provide written notice to such Holders no less than five (5) Business Days prior to the filing.  If any such registration statement or comparable statement under state “blue sky” laws refers to any Holder by name or otherwise as the Holder of any securities of the Company,

21

then such Holder shall have the right to require the insertion therein of language, in form and substance reasonably satisfactory to such Holder and the Company, to the effect that the holding by such Holder of such securities is not to be construed as a recommendation by such Holder of the investment quality of the Company’s securities covered thereby and that such holding does not imply that such Holder will assist in meeting any future financial requirements of the Company.

To the extent that any of the AEA Investors or the Additional Investors is or may be deemed to be an “underwriter” of Registrable Securities pursuant to any SEC comments or policies, the Company agrees that (1) the indemnification and contribution provisions contained in Section 2.9 shall be applicable to the benefit of the AEA Investors and the Additional Investors, as applicable, in their role as an underwriter or deemed underwriter in addition to their capacity as a Holder and (2) the AEA Investors and any Additional Investors, as applicable, shall be entitled to conduct the due diligence which they would normally conduct in connection with an offering of securities registered under the Securities Act, including without limitation receipt of customary opinions and comfort letters addressed to the AEA Investors and the Additional Investors, as applicable.

2.5.                            Registration Expenses.

(a)                                 The Company shall pay all Expenses with respect to any registration or offering of Registrable Securities pursuant to Section 2, whether or not a registration statement becomes effective or the offering is consummated.

(b)                                 Notwithstanding the foregoing, (x) the provisions of this Section 2.5 shall be deemed amended to the extent necessary to cause these expense provisions to comply with state “blue sky” laws of each state in which the offering is made and (y) in connection with any underwritten offering hereunder, each Participating Holder shall pay all underwriting discounts and commissions and any transfer taxes, if any, attributable to the sale of such Registrable Securities, pro rata with respect to payments of discounts and commissions in accordance with the number of shares sold in the offering by such Holder.

2.6.                            Certain Limitations on Registration Rights.  In the case of any registration under Section 2.1 involving an underwritten offering, or, in the case of a registration under Section 2.2, if the Company has determined to enter into an underwriting agreement in connection therewith, all securities to be included in such underwritten offering shall be subject to such underwriting agreement and no Person may participate in such underwritten offering unless such Person (i) agrees to sell such Person’s securities on the basis provided therein and completes and executes all reasonable questionnaires, and other documents (including custody agreements and powers of attorney) which must be executed in connection therewith; provided, however, that all such documents shall be consistent with the provisions hereof and (ii) provides such other information to the Company or the underwriter as may be necessary to register such Person’s securities.

2.7.                            Limitations on Sale or Distribution of Other Securities.

(a)                                 Each Holder agrees (whether or not such Holder can participate in any such offering), (i) to the extent requested by a managing underwriter, if any, of any underwritten

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public offering pursuant to a registration or offering effected pursuant to Section 2.1 (including any Shelf Underwriting pursuant to Section 2.1(e)), or of the Company’s IPO, not to sell, transfer or otherwise dispose of, including any sale pursuant to Rule 144, any Common Stock or Common Stock Equivalent (other than as part of such underwritten public offering) during the time period reasonably requested by the managing underwriter, not to exceed ninety (90) days from the pricing date of such offering (plus customary lockup extension periods as reasonably determined by the managing underwriter, not to exceed thirty-five (35) days) or such shorter period as the managing underwriter, the Company or any executive officer or director of the Company shall agree to (other than in the case of the IPO, which time period shall be one hundred eighty (180) days from the pricing date of such offering (plus customary lockup extension periods as reasonably determined by the managing underwriter, not to exceed thirty-five (35) days)) (and the Company hereby also so agrees (except that the Company may effect any sale or distribution of any such securities pursuant to a registration on Form S-4 or Form S-8, or any successor or similar form which (x) is then in effect or (y) shall become effective upon the conversion, exchange or exercise of any then outstanding Common Stock Equivalent), to use its reasonable best efforts to cause each holder of any equity security or any security convertible into or exchangeable or exercisable for any equity security of the Company purchased from the Company at any time other than in a public offering so to agree), and (ii) to the extent requested by a managing underwriter of any underwritten public offering effected by the Company for its own account (including without limitation any offering in which one or more Holders is selling Common Stock pursuant to the exercise of piggyback rights under Section 2.2 hereof), or of the Company’s IPO, not to sell, transfer or otherwise dispose of, including any sale pursuant to Rule 144, any Common Stock or Common Stock Equivalent (other than as part of such underwritten public offering) during the time period reasonably requested by the managing underwriter, which period shall not exceed ninety (90) days from the pricing date of such offering (plus customary lockup extension periods as reasonably determined by the managing underwriter, not to exceed thirty-five (35) days) or such shorter period as the managing underwriter, the Company or any executive officer or director of the Company shall agree to (other than in the case of the IPO, which time period shall be one hundred eighty days (180) days from the pricing date of such offering (plus customary lockup extension periods as reasonably determined by the managing underwriter, not to exceed thirty-five (35) days)).  Each Holder agrees to execute and deliver customary lock-up agreements for the benefit of the underwriters with such form and substance as the managing underwriter shall reasonably determine.  Notwithstanding anything to the contrary contained in this Section 2.7(a), (A) each Holder shall be released, pro rata, from any lock-up agreement entered into pursuant to this Section 2.7(a) in the event and to the extent that the managing underwriter or the Company permit any discretionary waiver or termination of the restrictions of any lock-up agreement pertaining to any officer or director of the Company or any AEA Investor, and (B) the provisions of this Section 2.7(a) shall only be applicable if all officers and directors of the Company, all AEA Investors, and all stockholders owning more than five (5%) of the Company’s outstanding Common Stock are subject to the same restrictions.

(b)                                 The Company hereby agrees that, in connection with an offering pursuant to Section 2.1 (including any Shelf Underwriting pursuant to Section 2.1(e)) or 2.2, the Company shall not sell, transfer, or otherwise dispose of, any Common Stock or Common Stock Equivalent (other than as part of such underwritten public offering, a registration on Form S-4 or Form S-8 or any successor or similar form which is (x) then in effect or (y) shall become

23

effective upon the conversion, exchange or exercise of any then outstanding Common Stock Equivalent), until a period of ninety (90) days (or such shorter period to which the managing underwriter shall agree, but one hundred eighty days (180) days in the case of the IPO) shall have elapsed from the pricing date of such offering (in each case plus customary lockup extension periods as determined by the managing underwriter); and the Company shall (i) so provide in any registration rights agreements hereafter entered into with respect to any of its securities and (ii) use its reasonable best efforts to cause each holder of any equity security or any security convertible into or exchangeable or exercisable for any equity security of the Company purchased from the Company at any time other than in a public offering to so agree.

(c)                                  Notwithstanding anything contained in this Agreement to the contrary, each of the Minority Investors agrees not to sell, transfer or otherwise dispose of any Common Stock or Common Stock Equivalent pursuant to Rule 144 or other private placement for a period of one (1) year following the Company’s IPO (the “Restricted Period”) except (i) for the avoidance of doubt, pursuant to a registered offering in accordance with the terms of this Agreement, (ii) if consented to in writing by AEA in its sole discretion, which consent may be provided on an individual basis with respect to any particular Holder, and (iii) any private Transfer (as defined in the Stockholders Agreement) to a Permitted Transferee of such Minority Investor.

2.8.                            No Required Sale.  Nothing in this Agreement shall be deemed to create an independent obligation on the part of any Holder to sell any Registrable Securities pursuant to any effective registration statement.  A Holder is not required to include any of its Registrable Securities in any registration statement, is not required to sell any of its Registrable Securities which are included in any effective registration statement, and may sell any of its Registrable Securities in any manner in compliance with applicable law (including pursuant to Rule 144) even if such shares are already included on an effective registration statement.

2.9.                            Indemnification.

(a)                                 In the event of any registration or offer and sale of any securities of the Company under the Securities Act pursuant to this Section 2, the Company will (without limitation as to time), and hereby agrees to, and hereby does, indemnify and hold harmless, to the fullest extent permitted by law, each Participating Holder, its directors, officers, fiduciaries, employees, stockholders, members or general and limited partners (and the directors, officers, fiduciaries, employees, stockholders, members or general and limited partners thereof), each other Person who participates as a seller (and its directors, officers, fiduciaries, employees, stockholders, members or general and limited partners), underwriter or Qualified Independent Underwriter, if any, in the offering or sale of such securities, each officer, director, employee, stockholder, fiduciary, managing director, agent, affiliate, consultant, representative, successor, assign or partner of such underwriter or Qualified Independent Underwriter, and each other Person, if any, who controls (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) such seller or any such underwriter or Qualified Independent Underwriter and each director, officer, employee, stockholder, fiduciary, managing director, agent, affiliate, consultant, representative, successor, assign or partner of such controlling Person, from and against any and all losses, claims, damages or liabilities, joint or several, actions or proceedings (whether commenced or threatened) and expenses (including reasonable fees of counsel and any amounts paid in any settlement effected with the Company’s consent, which consent shall not be

24

unreasonably withheld or delayed) to which each such indemnified party may become subject under the Securities Act or otherwise in respect thereof (collectively, “Claims”), insofar as such Claims arise out of, are based upon, relate to or are in connection with (i) any untrue statement or alleged untrue statement of a material fact contained in any registration statement under which such securities were registered under the Securities Act or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) any untrue statement or alleged untrue statement of a material fact contained in any preliminary, final or summary prospectus or any amendment or supplement thereto, together with the documents incorporated by reference therein, or any free writing prospectus utilized in connection therewith, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or (iii) any untrue statement or alleged untrue statement of a material fact in the information conveyed by the Company or any underwriter to any purchaser at the time of the sale to such purchaser, or the omission or alleged omission to state therein a material fact required to be stated therein, or (iv) any violation by the Company of any federal, state or common law rule or regulation applicable to the Company and relating to any action required of or inaction by the Company in connection with any such offering of Registrable Securities, and the Company will reimburse any such indemnified party for any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such Claim as such expenses are incurred; provided, however, that the Company shall not be liable to any such indemnified party in any such case to the extent such Claim arises out of or is based upon any untrue statement or alleged untrue statement of a material fact or omission or alleged omission of a material fact made in such registration statement or amendment thereof or supplement thereto or in any such prospectus or any preliminary, final or summary prospectus or free writing prospectus in reliance upon and in strict conformity with written information furnished to the Company by or on behalf of such indemnified party specifically for use therein.  Such indemnity and reimbursement of expenses shall remain in full force and effect regardless of any investigation made by or on behalf of such indemnified party and shall survive the transfer of such securities by such seller.

(b)                                 Each Participating Holder (and, if the Company requires as a condition to including any Registrable Securities in any registration statement filed in accordance with Section 2.1 or 2.2, any underwriter and Qualified Independent Underwriter, if any) shall, severally and not jointly, indemnify and hold harmless (in the same manner and to the same extent as set forth in paragraph (a) of this Section 2.9) to the extent permitted by law the Company, its officers who signed the applicable registration statement and its directors, each Person controlling the Company within the meaning of the Securities Act and all other prospective sellers and their directors, officers, stockholders, fiduciaries, managing directors, agents, affiliates, consultants, representatives, successors, assigns or general and limited partners and respective controlling Persons with respect to any untrue statement or alleged untrue statement of any material fact in, or omission or alleged omission of any material fact from, such registration statement, any preliminary, final or summary prospectus contained therein, or any amendment or supplement thereto, or any free writing prospectus utilized in connection therewith, if such statement or alleged statement or omission or alleged omission was made in reliance upon and in strict conformity with written information furnished to the Company or its representatives by or on behalf of such Participating Holder or underwriter or Qualified Independent Underwriter, if any, specifically for use therein, and each such Participating Holder,

25

underwriter or Qualified Independent Underwriter, if any, shall reimburse such indemnified party for any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such Claim as such expenses are incurred; provided, however, that the aggregate amount which any such Participating Holder shall be required to pay pursuant to this Section 2.9 (including pursuant to indemnity, contribution or otherwise) shall in no case be greater than the amount of the net proceeds received by such Participating Holder upon the sale of the Registrable Securities pursuant to the registration statement giving rise to such Claim; provided, further, that such Participating Holder shall not be liable in any such case to the extent that prior to the filing of any such registration statement or prospectus or amendment thereof or supplement thereto, or any free writing prospectus utilized in connection therewith, such Participating Holder has furnished in writing to the Company information expressly for use in such registration statement or prospectus or any amendment thereof or supplement thereto or free writing prospectus which corrected or made not misleading information previously furnished to the Company.  The Company and each Participating Holder hereby acknowledge and agree that, unless otherwise expressly agreed to in writing by such Participating Holders to the contrary, for all purposes of this Agreement, the only information furnished or to be furnished to the Company for use in any such registration statement, preliminary, final or summary prospectus or amendment or supplement thereto, or any free writing prospectus, are statements specifically relating to (i) the beneficial ownership of shares of Common Stock by such Participating Holder and its Affiliates as disclosed in the section of such document entitled “Selling Stockholders” or “Principal and Selling Stockholders” or other documents thereof and (ii) the name and address of such Participating Holder.  If any additional information about such Holder or the plan of distribution (other than for an underwritten offering) is required by law to be disclosed in any such document, then such Holder shall not unreasonably withhold its agreement referred to in the immediately preceding sentence.  Such indemnity and reimbursement of expenses shall remain in full force and effect regardless of any investigation made by or on behalf of such indemnified party and shall survive the transfer of such securities by such Holder.

(c)                                  Indemnification similar to that specified in the preceding paragraphs (a) and (b) of this Section 2.9 (with appropriate modifications) shall be given by the Company and each Participating Holder with respect to any required registration or other qualification of securities under any applicable securities and state “blue sky” laws.

(d)                                 Any Person entitled to indemnification under this Agreement shall notify promptly the indemnifying party in writing of the commencement of any action or proceeding with respect to which a claim for indemnification may be made pursuant to this Section 2.9, but the failure of any indemnified party to provide such notice shall not relieve the indemnifying party of its obligations under the preceding paragraphs of this Section 2.9, except to the extent the indemnifying party is materially and actually prejudiced thereby and shall not relieve the indemnifying party from any liability which it may have to any indemnified party otherwise than under this Section 2.  In case any action or proceeding is brought against an indemnified party and such indemnified party shall have notified the indemnifying party of the commencement thereof (as required above), the indemnifying party shall be entitled to participate therein and, unless in the reasonable opinion of outside counsel to the indemnified party a conflict of interest between such indemnified and indemnifying parties may exist in respect of such Claim, to assume the defense thereof jointly with any other indemnifying party similarly notified, to the

26

extent that it chooses, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party that it so chooses, the indemnifying party shall not be liable to such indemnified party for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation; provided, however, that (i) if the indemnifying party fails to take reasonable steps necessary to defend diligently the action or proceeding within twenty (20) days after receiving notice from such indemnified party that the indemnified party believes it has failed to do so; or (ii) if such indemnified party who is a defendant in any action or proceeding which is also brought against the indemnifying party reasonably shall have concluded that there may be one or more legal or equitable defenses available to such indemnified party which are not available to the indemnifying party or which may conflict with or be different from those available to another indemnified party with respect to such Claim; or (iii) if representation of both parties by the same counsel is otherwise inappropriate under applicable standards of professional conduct, then, in any such case, the indemnified party shall have the right to assume or continue its own defense as set forth above (but with no more than one firm of counsel for all indemnified parties in each jurisdiction, except to the extent any indemnified party or parties reasonably shall have made a conclusion described in clause (ii) or (iii) above) and the indemnifying party shall be liable for any expenses therefor.  No indemnifying party shall be liable for any settlement of any proceeding effected without its written consent (which consent shall not be unreasonably withheld or delayed), but if settled with such consent or if there be a final judgment for the plaintiff, such indemnifying party agrees to indemnify each indemnified party from and against any loss, claim, damage, liability or expense by reason of such settlement or judgment.  No indemnifying party shall, without the written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (A) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (B) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of any indemnified party.

(e)                                  If for any reason the foregoing indemnity is unavailable, unenforceable or is insufficient to hold harmless an indemnified party under Sections 2.9(a), (b) or (c), then each applicable indemnifying party shall contribute to the amount paid or payable to such indemnified party as a result of any Claim in such proportion as is appropriate to reflect the relative fault of the indemnifying party, on the one hand, and the indemnified party, on the other hand, with respect to such Claim.  The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the indemnifying party or the indemnified party and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission.  If, however, the allocation provided in the second preceding sentence is not permitted by applicable law, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative faults but also the relative benefits of the indemnifying party and the indemnified party as well as any other relevant equitable considerations.  The parties hereto agree that it would not be just and equitable if any contribution pursuant to this Section 2.9(e) were to be determined by pro rata allocation or by

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any other method of allocation which does not take account of the equitable considerations referred to in the preceding sentences of this Section 2.9(e).  The amount paid or payable in respect of any Claim shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such Claim.  No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.  Notwithstanding anything in this Section 2.9(e) to the contrary, no indemnifying party (other than the Company) shall be required pursuant to this Section 2.9(e) to contribute any amount greater than the amount of the net proceeds received by such indemnifying party from the sale of Registrable Securities pursuant to the registration statement giving rise to such Claim, less the amount of any indemnification payment made by such indemnifying party pursuant to Sections 2.9(b) and (c).  In addition, no Holder of Registrable Securities or any Affiliate thereof shall be required to pay any amount under this Section 2.9(e) unless such Person or entity would have been required to pay an amount pursuant to Section 2.9(b) if it had been applicable in accordance with its terms.

(f)                                   The indemnity and contribution agreements contained herein shall be in addition to any other rights to indemnification or contribution which any indemnified party may have pursuant to law or contract and shall remain operative and in full force and effect regardless of any investigation made or omitted by or on behalf of any indemnified party and shall survive the transfer of the Registrable Securities by any such party.

(g)                                  The indemnification and contribution required by this Section 2.9 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or expense, loss, damage or liability is incurred.

2.10.                     Limitations on Registration of Other Securities; Representation.  From and after the date of this Agreement, the Company shall not, without the prior written consent of Holders holding more than 50% of the Registrable Securities, enter into any agreement with any holder or prospective holder of any securities of the Company giving such holder or prospective holder any registration rights the terms of which are (i) more favorable taken as a whole than the registration rights granted to the Holders hereunder unless the Company shall also give such rights to such Holders or (ii) on parity with the registration rights granted to the Holders hereunder; provided, however, the prior written consent of an Investor Holder will be required prior to the Company entering into any such agreement with any such holder or prospective holder of any securities of the Company to the extent such agreement disproportionately adversely affects any such Investor Holder relative to the other Holders of Registrable Securities.

2.11.                     No Inconsistent Agreements.  The Company shall not hereafter enter into any agreement with respect to its securities that is inconsistent in any material respects with the rights granted to the Holders in this Agreement.

Section 3.                                           Underwritten Offerings.

3.1.                            Requested Underwritten Offerings.  If requested by the underwriters for any underwritten offering pursuant to a registration requested under Section 2.1, the Company shall enter into a customary underwriting agreement with the underwriters.  Such underwriting

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agreement shall (i) be satisfactory in form and substance to the Initiating Holders and the Majority Participating Holders, (ii) contain terms not inconsistent with the provisions of this Agreement and (iii) contain such representations and warranties by, and such other agreements on the part of, the Company and such other terms as are generally prevailing in agreements of that type, including, without limitation, indemnities and contribution agreements.  Any Participating Holder shall be a party to such underwriting agreement.  Unless otherwise agreed by the respective Participating Holders and the underwriters, each such Participating Holder shall not be required to make any representations or warranties to or agreements with the Company or the underwriters other than representations, warranties or agreements regarding such Participating Holder, its ownership of and title to the Registrable Securities, any written information specifically provided by such Participating Holder for inclusion in the registration statement and its intended method of distribution; and any liability of such Participating Holder to any underwriter or other Person under such underwriting agreement for indemnity, contribution or otherwise shall in no case be greater than the amount of the net proceeds received by such Participating Holder upon the sale of Registrable Securities pursuant to such registration statement and in no event shall relate to anything other than information about such Holder specifically provided by such Holder for use in the registration statement and prospectus.

3.2.                            Piggyback Underwritten Offerings.  In the case of a registration pursuant to Section 2.2, if the Company shall have determined to enter into an underwriting agreement in connection therewith, all of the Participating Holders’ Registrable Securities to be included in such registration shall be subject to such underwriting agreement.  Unless otherwise agreed by the respective Participating Holders and the underwriters, each such Participating Holder shall not be required to make any representations or warranties to or agreements with the Company or the underwriters other than representations, warranties or agreements regarding such Participating Holder, its ownership of and title to the Registrable Securities, any written information specifically provided by such Participating Holder for inclusion in the registration statement and its intended method of distribution; and any liability of such Participating Holder to any underwriter or other Person under such underwriting agreement shall in no case be greater than the amount of the net proceeds received by such Participating Holder upon the sale of Registrable Securities pursuant to such registration statement and in no event shall relate to anything other than information about such Holder specifically provided by such Holder for use in the registration statement and prospectus.

Section 4.                                           General.

4.1.                            Adjustments Affecting Registrable Securities.  The Company agrees that it shall not effect or permit to occur any combination or subdivision of shares of Common Stock which would adversely affect the ability of any Holder of any Registrable Securities to include such Registrable Securities in any registration contemplated by this Agreement or the marketability of such Registrable Securities in any such registration.  The Company agrees that it will take all reasonable steps necessary to effect a subdivision of shares of Common Stock if in the reasonable judgment of (a) the Majority Participating Holders or (b) the managing underwriter for the offering in respect of such Demand Registration Request, such subdivision would enhance the marketability of the Registrable Securities.  Subject to the Stockholders Agreement (if in effect at the time), each Holder agrees to vote all of its shares of capital stock in a manner, and to take all other actions reasonably necessary, to permit the Company to carry out the intent

29

of the preceding sentence including, without limitation, voting in favor of an amendment to the Company’s organizational documents in order to increase the number of authorized shares of capital stock of the Company.  In any event, the provisions of this Agreement shall apply, to the full extent set forth herein with respect to the Registrable Securities, to any and all shares of capital stock of the Company, any successor or assign of the Company (whether by merger, share exchange, consolidation, sale of assets or otherwise) or any Subsidiary or parent company of the Company which may be issued in respect of, in exchange for or in substitution of, Registrable Securities and shall be appropriately adjusted for any stock dividends, splits, reverse splits, combinations, recapitalizations and the like occurring after the date hereof.

4.2.                            Rule 144 and Rule 144A.  If the Company shall have filed a registration statement pursuant to the requirements of Section 12 of the Exchange Act or a registration statement pursuant to the requirements of the Securities Act in respect of the Common Stock or Common Stock Equivalents, the Company covenants that (i) so long as it remains subject to the reporting provisions of the Exchange Act, it will timely file the reports required to be filed by it under the Securities Act or the Exchange Act (including, but not limited to, the reports under Sections 13 and 15(d) of the Exchange Act referred to in subparagraph (c)(1)(i) of Rule 144 under the Securities Act, as such Rule may be amended (“Rule 144”)) or, if the Company is not required to file such reports, it will, upon the request of any Holder, make publicly available other information so long as necessary to permit sales by such Holder under Rule 144, Rule 144A under the Securities Act, as such Rule may be amended (“Rule 144A”), or any similar rules or regulations hereafter adopted by the SEC, and (ii) it will take such further action as any Holder may reasonably request, all to the extent required from time to time to enable such Holder to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (A) Rule 144, (B) Rule 144A or (C) any similar rule or regulation hereafter adopted by the SEC.  Upon the request of any Holder of Registrable Securities, the Company will deliver to such Holder a written statement as to whether it has complied with such requirements.

4.3.                            Nominees for Beneficial Owners.  If Registrable Securities are held by a nominee for the beneficial owner thereof, the beneficial owner thereof may, at its option, be treated as the Holder of such Registrable Securities for purposes of any request or other action by any Holder or Holders of Registrable Securities pursuant to this Agreement (or any determination of any number or percentage of shares constituting Registrable Securities held by any Holder or Holders of Registrable Securities contemplated by this Agreement); provided, however, that the Company shall have received assurances reasonably satisfactory to it of such beneficial ownership.

4.4.                            Amendments and Waivers.  Except as otherwise provided herein, no modification, amendment or waiver of any provision of this Agreement shall be effective against the Company or any Holder unless (i) such modification, amendment or waiver is approved in writing by the Company and the Holders holding a majority of the Registrable Securities then held by all Holders and (ii) each Additional Investor receives prior written notice prior to the effective date of such modification, amendment or waiver; provided, however, that any amendment, supplement or modification of this Agreement which disproportionately adversely affects any Holder shall not be effective without the prior written approval of such Holder. No waiver of any of the provisions of this Agreement shall be deemed to or shall constitute a waiver

30

of any other provision hereof (whether or not similar).  No failure or delay on the part of any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof or of any other or future exercise of any such right, power or privilege.

4.5.                            Notices.  All notices, demands and other communications to be given or delivered under or by reason of the provisions of this Agreement shall be in writing and shall be deemed to have been given (i) if personally delivered, on the date of delivery, (ii) if delivered by express courier service of national standing (with charges prepaid), on the Business Day following the date of delivery to such courier service, (iii) if deposited in the United States mail, first-class postage prepaid, on the fifth (5th) Business Day following the date of such deposit, (iv) if delivered by facsimile transmission, upon confirmation of successful transmission, (x) on the date of such transmission, if such transmission is completed at or prior to 5:00 p.m., local time of the recipient party on a Business Day, on the date of such transmission, and (y) on the next Business Day following the date of transmission, if such transmission is completed after 5:00 p.m., local time of the recipient party, on the date of such transmission or is transmitted on a day that is not a Business Day, or (v) if via e-mail communication, on the date of delivery.  All notices, demands and other communications hereunder shall be delivered as set forth below and to any other recipient at the address indicated on Schedule 4.5 hereto and to any subsequent holder of Stock subject to this Agreement at such address as indicated by the Company’s records, or pursuant to such other instructions as may be designated in writing by the party to receive such notice:

if to the Company, to:

GYP Holdings I Corp.
c/o AEA Investors L.P.
666 Fifth Avenue, 36th Floor
New York, NY 10103
Attention:	Barbara L. Burns
Fax:	(212) 702-0518
Email:	bburns@aeainvestors.com

with a copy (which shall not constitute notice) to:

Fried, Frank, Harris, Shriver & Jacobson LLP
One New York Plaza
New York, New York 10004
Telephone:	(212) 859-8000
Fax:	(212) 859-4000
Attention:	Christopher Ewan, Esq.
Email:	christopher.ewan@friedfrank.com

if to the AEA Investors, to:

AEA Investors L.P.
666 Fifth Avenue, 36th Floor
New York, NY 10103

31

Attention:	Barbara L. Burns
Fax:	(212) 702-0518
Email:	bburns@aeainvestors.com

with a copy (which shall not constitute notice) to:

Fried, Frank, Harris, Shriver & Jacobson LLP
One New York Plaza
New York, New York 10004
Telephone:	(212) 859-8000
Fax:	(212) 859-4000
Attention:	Christopher Ewan, Esq.
Email:	christopher.ewan@friedfrank.com

if to the Additional Investors or the Management Investors, to the address set forth opposite the name of such Additional Investor or Management Investor on Schedule 4.5 or such other address indicated in the records of the Company.

4.6.                            Successors and Assigns.  Except as otherwise provided herein, this Agreement shall be binding upon and inure to the benefit of and be enforceable by the parties hereto and the respective successors, permitted assigns, heirs and personal representatives of the parties hereto, whether so expressed or not.  This Agreement may not be assigned by the Company without the prior written consent of the AEA Investors.  Each Holder shall have the right to assign all or part of its or his rights and obligations under this Agreement only in accordance with transfers of Common Stock prior to an IPO and permitted under, and made in compliance with, the Stockholders Agreement to Permitted Transferees (as defined in the Stockholders Agreement).  Upon any such assignment, such assignee shall have and be able to exercise and enforce all rights of the assigning Holder which are assigned to it and, to the extent such rights are assigned, any reference to the assigning Holder shall be treated as a reference to the assignee.  If any Holder shall acquire additional Registrable Securities, such Registrable Securities shall be subject to all of the terms, and entitled to all the benefits, of this Agreement.  The parties hereto and their respective successors may assign their rights under this Agreement, in whole or in part, to any purchaser of shares of Registrable Securities held by them.

4.7.                            Entire Agreement.  This Agreement, the Stockholders Agreement and the other documents referred to herein or delivered pursuant hereto which form part hereof constitute the entire agreement and understanding between the parties hereto and supersedes all prior agreements and understandings relating to the subject matter hereof.

4.8.                            Governing Law; Arbitration.

(a)                                 This Agreement will be governed by, and construed in accordance with, the laws of the State of New York, without giving effect to the principles of conflict of laws thereof.

(b)                                 Except as otherwise provided in this Agreement, any controversy or dispute arising out of this Agreement, the interpretation of any of the provisions hereof or the action or inaction of any Person hereunder shall be submitted to arbitration in New York, New York,

32

before the American Arbitration Association under the commercial arbitration rules of such Association.  Any award or decision obtained from any such arbitration proceeding shall be final and binding on the parties, and judgment upon any award so obtained may be entered in any court having jurisdiction thereof.  To the fullest extent permitted by law, no action at law or in equity based upon any claim arising out of or related to this Agreement shall be instituted in any court by any party except:  (i) an action to compel arbitration pursuant to this Section 4.8(b), (ii) an action to enforce an award obtained in an arbitration proceeding in accordance with this Section 4.8(b), or (iii) an action for injunctive relief when and if such relief is appropriate under the terms of this Agreement.

4.9.                            Interpretation; Construction.

(a)                                 The table of contents and headings in this Agreement are for convenience of reference only, do not constitute part of this Agreement and shall not be deemed to limit or otherwise affect any of the provisions hereof.  Where a reference in this Agreement is made to a Section, such reference shall be to a Section of this Agreement unless otherwise indicated.  Whenever the words “include,” “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation.”

(b)                                 The parties have participated jointly in negotiating and drafting this Agreement.  In the event that an ambiguity or a question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provision of this Agreement.

4.10.                     Counterparts.  This Agreement may be executed and delivered in any number of separate counterparts (including by facsimile or electronic mail), each of which shall be an original, but all of which together shall constitute one and the same agreement.

4.11.                     Severability.  The provisions of this Agreement shall be deemed severable and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereof.  If any provision of this Agreement, or the application thereof to any person or any circumstance, is invalid or unenforceable, (a) a suitable and equitable provision shall be substituted therefor in order to carry out, so far as may be valid and enforceable, the intent and purpose of such invalid or unenforceable provision and (b) the remainder of this Agreement and the application of such provision to other persons or circumstances shall not be affected by such invalidity or unenforceability, nor shall such invalidity or unenforceability affect the validity or enforceability of such provision, or the application thereof, in any other jurisdiction.

4.12.                     Remedies.  The parties hereto agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached.  It is accordingly agreed that each party hereto shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement, without the posting of any bond, and, if any action should be brought in equity to enforce any of the provisions of this Agreement, none of the parties hereto shall raise the defense that there is an adequate remedy at law.  All remedies,

33

either under this Agreement, by law, or otherwise afforded to any party, shall be cumulative and not alternative.

4.13.                     Further Assurances.  Each party hereto shall do and perform or cause to be done and performed all such further acts and things and shall execute and deliver all such other agreements, certificates, instruments, and documents as any other party hereto reasonably may request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

4.14.                     Confidentiality.  Each Holder agrees that any non-public information which they may receive relating to the Company and its Subsidiaries (the “Confidential Information”) will be held strictly confidential and will not be disclosed by it to any Person without the express written permission of the Company; provided, however, that the Confidential Information may be disclosed (i) in the event of any compulsory legal process or compliance with any applicable law, subpoena or other legal process or in connection with any filings that the Holder may be required to make with any regulatory authority; provided, however, that in the event of compulsory legal process, unless prohibited by applicable law or that process, each Holder agrees (A) to give the AEA Investors and the Company prompt notice thereof and to cooperate with the Company and the AEA Investors in securing a protective order in the event of compulsory disclosure and (B) that any disclosure made pursuant to public filings will be subject to the prior reasonable review of the Company and the AEA Investors, (ii) to any foreign or domestic governmental or quasi-governmental regulatory authority, including without limitation, any stock exchange or other self-regulatory organization having jurisdiction over such party, (iii) to each Holder’s or its Affiliate’s, officers, directors, employees, partners, accountants, lawyers and other professional advisors for use relating solely to management of the investment or administrative purposes with respect to such Holder and (iv) to a proposed transferee of securities of the Company held by a Holder; provided, however, that the Holder informs the proposed transferee of the confidential nature of the information and the proposed transferee agrees in writing to comply with the restrictions in this Section 4.14 and delivers a copy of such writing to the Company.

4.15.                     IPO.  To the extent that the Board of Directors of the Company elects to effect an initial public offering of the Company or substantially all of the business of the Company through a Subsidiary or parent company of GYP Holdings I Corp., the provisions of this Agreement shall be appropriately adjusted, and the Holders and the Company shall enter into such further agreements and arrangements as shall be reasonably necessary or appropriate to provide the Holders with substantially the same registration rights as they would have under this Agreement, giving due consideration to the nature of the entity going public and tax and other relevant considerations.

[Remainder of Page Intentionally Left Blank]

34

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the date first above written.

THE COMPANY:

GYP HOLDINGS I CORP.

By:	/s/ Justin de La Chapelle
Name:	Justin de La Chapelle
Title:	Vice President

[Signature Page to Registration Rights Agreement]

AEA INVESTORS:

AEA INVESTORS FUND V LP

By: AEA Investors Partners V LP, Its General Partner

By: AEA Management (Cayman) Ltd., Its General Partner

By:	/s/ Barbara Burns
Name:	Barbara Burns
Title:	Vice President

AEA INVESTORS FUND V-A LP

By: AEA Investors Partners V LP, Its General Partner

By: AEA Management (Cayman) Ltd., Its General Partner

By:	/s/ Barbara Burns
Name:	Barbara Burns
Title:	Vice President

AEA INVESTORS FUND V-B LP

By: AEA Investors Partners V LP, Its General Partner

By: AEA Management (Cayman) Ltd., Its General Partner

By:	/s/ Barbara Burns
Name:	Barbara Burns
Title:	Vice President

AEA INVESTORS PARTICIPANT FUND V LP

By: AEA Investors PF V LLC, Its General Partner

By:	/s/ Barbara Burns
Name:	Barbara Burns
Title:	Vice President

[Signature Page to Registration Rights Agreement]

AEA INVESTORS QP PARTICIPANT FUND V LP

By: AEA Investors PF V LLC, Its General Partner

By:	/s/ Barbara Burns
Name:	Barbara Burns
Title:	Vice President

[Signature Page to Registration Rights Agreement]

JOHN HANCOCK LIFE & HEALTH INSURANCE COMPANY

By:	/s/ Joshua A. Lebow
Name:	Joshua A. Lebow
Title:	Director

[Signature Page to Registration Rights Agreement]

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

By:	/s/ Joshua A. Lebow
Name:	Joshua A. Lebow
Title:	Director

[Signature Page to Registration Rights Agreement]

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

By:	/s/ Joshua A. Lebow
Name:	Joshua A. Lebow
Title:

[Signature Page to Registration Rights Agreement]

MEDLEY PARTNERS 2S, L.P. – SERIES 2012:

By:	/s/ Pascal Villiger
Name:	Pascal Villiger
Title:	Managing Director

[Signature Page to Registration Rights Agreement]

ADDITIONAL INVESTORS:

HW GMS LLC

By:	/s/ H. Hiter Harris III
Name:	H. Hiter Harris III
Title:	Manager

[Signature Page to Registration Rights Agreement]

FW RMB NANSEMOND INVESTORS, LLC

By:	/s/ Jay H. Hebert
Name:	Jay H. Hebert
Title:	Vice President

[Signature Page to Registration Rights Agreement]

MANAGEMENT INVESTOR:

	By:	/s/ Alan Adams
	Name:	Alan Adams
	Title:	Individual

[Signature Page to Registration Rights Agreement]

MANAGEMENT INVESTOR:

	By:	/s/ William C. Albin
	Name:	William C. Albin
Title:

[Signature Page to Registration Rights Agreement]

MANAGEMENT INVESTOR:

	By:	/s/ Mike C. Anderson
	Name:	Mike C. Anderson
Title:

[Signature Page to Registration Rights Agreement]

MANAGEMENT INVESTOR:

	By:	/s/ Thomas William Arnett
	Name:	Thomas William Arnett
	Title:	General Manager

[Signature Page to Registration Rights Agreement]

MANAGEMENT INVESTOR:

	By:	/s/ Steven Barker
	Name:	Steven Barker
	Title:	Chief Operating Officer

[Signature Page to Registration Rights Agreement]

MANAGEMENT INVESTOR:

	By:	/s/ Darrell Beckner
	Name:	Darrell Beckner
	Title:	Branch Manager

[Signature Page to Registration Rights Agreement]

MANAGEMENT INVESTOR:

	By:	/s/ Bernard J. Beumer
	Name:	Bernard J. Beumer
Title:

[Signature Page to Registration Rights Agreement]

MANAGEMENT INVESTOR:

	By:	/s/ Robert Brownlee
	Name:	Robert Brownlee
Title:

[Signature Page to Registration Rights Agreement]

MANAGEMENT INVESTOR:

2009 G. MICHAEL CALLAHAN, JR. FAMILY TRUST

	By:	/s/ Joseph P. Callahan
	Name:	Joseph P. Callahan
	Title:	Trustee

[Signature Page to Registration Rights Agreement]

MANAGEMENT INVESTOR:

	By:	/s/ G. Michael Callahan, Jr.
	Name:	G. Michael Callahan, Jr.
	Title:	President

[Signature Page to Registration Rights Agreement]

MANAGEMENT INVESTOR:

	By:	/s/ Reginald F. Clark
	Name:	Reginald F. Clark
Title:

[Signature Page to Registration Rights Agreement]

MANAGEMENT INVESTOR:

	By:	/s/ John Clifton
	Name:	John Clifton
Title:

[Signature Page to Registration Rights Agreement]

MANAGEMENT INVESTOR:

	By:	/s/ Robert Creason
	Name:	Robert Creason
Title:

[Signature Page to Registration Rights Agreement]

MANAGEMENT INVESTOR:

	By:	/s/ Bradley A. Crist
	Name:	Bradley A. Crist
Title:

[Signature Page to Registration Rights Agreement]

MANAGEMENT INVESTOR:

By:	/s/ David A. Whitcomb
Name:	David A. Whitcomb
Title:

[Signature Page to Registration Rights Agreement]

MANAGEMENT INVESTOR:

By:	/s/ Michael P. Donovan
Name:	Michael P. Donovan
Title:

[Signature Page to Registration Rights Agreement]

MANAGEMENT INVESTOR:

By:	/s/ Christopher Doyle
Name:	Christopher Doyle
Title:	Vice President, Operations

[Signature Page to Registration Rights Agreement]

MANAGEMENT INVESTOR:

By:	/s/ David P. Emanuel
Name:	David P. Emanuel
Title:

[Signature Page to Registration Rights Agreement]

MANAGEMENT INVESTOR:

By:	/s/ Jerry Epton
Name:	Jerry Epton
Title:	General Manager

[Signature Page to Registration Rights Agreement]

MANAGEMENT INVESTOR:

By:	/s/ William Farrell
Name:	William Farrell
Title:

[Signature Page to Registration Rights Agreement]

MANAGEMENT INVESTOR:

By:	/s/ John Eric Fortin
Name:	John Eric Fortin
Title:

[Signature Page to Registration Rights Agreement]

MANAGEMENT INVESTOR:

By:	/s/ James Timothy Galand
Name:	James Timothy Galand
Title:

[Signature Page to Registration Rights Agreement]

MANAGEMENT INVESTOR:

By:	/s/ Sharlie E. Gates
Name:	Sharlie E. Gates
Title:	Mgr. Recruiting/Event Planner

[Signature Page to Registration Rights Agreement]

MANAGEMENT INVESTOR:

GERALD R. SWEET FAMILY TRUST

By:	/s/ Gerald R. Sweet
Name:	Gerald R. Sweet
Title:	Trustee

[Signature Page to Registration Rights Agreement]

MANAGEMENT INVESTOR:

GEORGE ALLAN RAY TRUST

By:	/s/ George Allen Ray Trust
Name:
Title:	Trustee

[Signature Page to Registration Rights Agreement]

MANAGEMENT INVESTOR:

By:	/s/ Mike Hamel
Name:	Mike Hamel
Title:	Vice President

[Signature Page to Registration Rights Agreement]

MANAGEMENT INVESTOR:

By:	/s/ Robert Harwood
Name:	Robert Harwood
Title:

[Signature Page to Registration Rights Agreement]

MANAGEMENT INVESTOR:

By:	/s/ Jack W. Hawkins
Name:	Jack W. Hawkins
Title:	Controller

[Signature Page to Registration Rights Agreement]

MANAGEMENT INVESTOR:

By:	/s/ Stephen J. Hayden
Name:	Stephen J. Hayden
Title:	Controller

[Signature Page to Registration Rights Agreement]

MANAGEMENT INVESTOR:

By:	/s/ Robert F. Henshaw
Name:	Robert F. Henshaw
Title:

[Signature Page to Registration Rights Agreement]

MANAGEMENT INVESTOR:

HUGHEY COWTOWN, LTD.

By:	/s/ Robert W. Hughey
Name:	Robert W. Hughey
Title:	Manager

[Signature Page to Registration Rights Agreement]

MANAGEMENT INVESTOR:

By:	/s/ Johnny S. Brown
Name:	Johnny S. Brown
Title:

[Signature Page to Registration Rights Agreement]

MANAGEMENT INVESTOR:

By:	/s/ Scott Kromer
Name:	Scott Kromer
Title:	Regional Credit Manager

[Signature Page to Registration Rights Agreement]

MANAGEMENT INVESTOR:

By:	/s/ Steve Lewis
Name:	Steve Lewis
Title:

[Signature Page to Registration Rights Agreement]

MANAGEMENT INVESTOR:

By:	/s/ Darryl Little
Name:	Darryl Little
Title:	Director of Strategic Accounts

[Signature Page to Registration Rights Agreement]

MANAGEMENT INVESTOR:

By:	/s/ Shawn MaGraw
Name:	Shawn MaGraw
Title:

[Signature Page to Registration Rights Agreement]

MANAGEMENT INVESTOR:

By:	/s/ Sonny Martin
Name:	Sonny Martin
Title:	Sales

[Signature Page to Registration Rights Agreement]

MANAGEMENT INVESTOR:

By:	/s/ Mark R. Mazza
Name:	Mark R. Mazza
Title:	VP, Purchasing

[Signature Page to Registration Rights Agreement]

MANAGEMENT INVESTOR:

By:	/s/ Tom McComb
Name:	Tom McComb
Title:	Regional Operation Manager, Oregon GTS Interior Supply

[Signature Page to Registration Rights Agreement]

MANAGEMENT INVESTOR:

By:	/s/ Cary S. McMichael
Name:	Cary S. McMichael
Title:

[Signature Page to Registration Rights Agreement]

MANAGEMENT INVESTOR:

By:	/s/ Edward B. McNally
Name:	Edward B. McNally
Title:

[Signature Page to Registration Rights Agreement]

MANAGEMENT INVESTOR:

By:	/s/ Michael Brown
Name:	Michael Brown
Title:

[Signature Page to Registration Rights Agreement]

MANAGEMENT INVESTOR:

By:	/s/ Richard K. Mueller
Name:	Richard K. Mueller
Title:

[Signature Page to Registration Rights Agreement]

MANAGEMENT INVESTOR:

By:	/s/ John Nail
Name:	John Nail
Title:	President, Cherokee Building Materials, Inc.

[Signature Page to Registration Rights Agreement]

MANAGEMENT INVESTOR:

By:	/s/ J. Bradley Nannen
Name:	J. Bradley Nannen
Title:

[Signature Page to Registration Rights Agreement]

MANAGEMENT INVESTOR:

By:	/s/ John T. O’Brien
Name:	John T. O’Brien
Title:

[Signature Page to Registration Rights Agreement]

MANAGEMENT INVESTOR:

By:	/s/ Dickie B. Porterfield
Name:	Dickie B. Porterfield
Title:

[Signature Page to Registration Rights Agreement]

MANAGEMENT INVESTOR:

By:	/s/ Ronald Andrew Printz
Name:	Ronald Andrew Printz
Title:

[Signature Page to Registration Rights Agreement]

MANAGEMENT INVESTOR:

PROBASCO FAMILY TRUST

By:	/s/ Roger L. Probasco
Name:	Roger L. Probasco
Title:	Co-Trustee

By:	/s/ Helen C. Probasco
Name:	Helen C. Probasco
Title:	Co-Trustee

[Signature Page to Registration Rights Agreement]

MANAGEMENT INVESTOR:

By:	/s/ Richard B. Hughey
Name:	Richard B. Hughey
Title:

[Signature Page to Registration Rights Agreement]

MANAGEMENT INVESTOR:

RICHARD A. WHITCOMB REVOCABLE TRUST

By:	/s/ Richard A. Whitcomb
Name:	Richard A. Whitcomb
Title:	Trustee

[Signature Page to Registration Rights Agreement]

MANAGEMENT INVESTOR:

By:	/s/ Gary Rowan
Name:	Gary Rowan
Title:

[Signature Page to Registration Rights Agreement]

MANAGEMENT INVESTOR:

By:	/s/ Gerald Ruane
Name:	Gerald Ruane
Title:

[Signature Page to Registration Rights Agreement]

MANAGEMENT INVESTOR:

By:	/s/ Russell R. Hughey
Name:	Russell R. Hughey
Title:

[Signature Page to Registration Rights Agreement]

MANAGEMENT INVESTOR:

By:	/s/ L. Edward Sayre
Name:	L. Edward Sayre
Title:

[Signature Page to Registration Rights Agreement]

MANAGEMENT INVESTOR:

By:	/s/ Michael Smothers
Name:	Michael Smothers
Title:

[Signature Page to Registration Rights Agreement]

MANAGEMENT INVESTOR:

By:	/s/ Jerry Speights
Name:	Jerry Speights
Title:	VP

[Signature Page to Registration Rights Agreement]

MANAGEMENT INVESTOR:

By:	/s/ Ryan W. Stensland
Name:	Ryan W. Stensland
Title:	Regional Manager

[Signature Page to Registration Rights Agreement]

MANAGEMENT INVESTOR:

By:	/s/ Stephen H. Brown
Name:	Stephen H. Brown
Title:

[Signature Page to Registration Rights Agreement]

MANAGEMENT INVESTOR:

By:	/s/ Kenneth M. Sutton
Name:	Kenneth M. Sutton
Title:

[Signature Page to Registration Rights Agreement]

MANAGEMENT INVESTOR:

By:	/s/ Donald M. Taylor
Name:	Donald M. Taylor
Title:

[Signature Page to Registration Rights Agreement]

MANAGEMENT INVESTOR:

TOBY TERCERO TRUST

By:	/s/ Toby Tercero
Name:	Toby Tercero
Title:	Executor

[Signature Page to Registration Rights Agreement]

MANAGEMENT INVESTOR:

By:	/s/ Daniel Thomas
Name:	Daniel Thomas
Title:

[Signature Page to Registration Rights Agreement]

MANAGEMENT INVESTOR:

By:	/s/ Charles Thurmond
Name:	Charles Thurmond
Title:

[Signature Page to Registration Rights Agreement]

MANAGEMENT INVESTOR:

By:	/s/ Robert G. Wade
Name:	Robert G. Wade
Title:	Manager

[Signature Page to Registration Rights Agreement]

MANAGEMENT INVESTOR:

By:	/s/ Robert W. Hughey
Name:	Robert W. Hughey
Title:	President

[Signature Page to Registration Rights Agreement]

MANAGEMENT INVESTOR:

By:	/s/ Michael Weeks
Name:	Michael Weeks
Title:

[Signature Page to Registration Rights Agreement]

Notices

	Name	Address

1.	AEA Investors Fund V LP	c/o AEA Investors L.P. 666 Fifth Avenue, 36th Floor New York, NY 10103 Attention: Barbara Burns Fax: (212) 702-0518 Email: bburns@aeainvestors.com

2.	AEA Investors Fund V-A LP	c/o AEA Investors L.P. 666 Fifth Avenue, 36th Floor New York, NY 10103 Attention: Barbara Burns Fax: (212) 702-0518 Email: bburns@aeainvestors.com

3.	AEA Investors Fund V-B LP	c/o AEA Investors L.P. 666 Fifth Avenue, 36th Floor New York, NY 10103 Attention: Barbara Burns Fax: (212) 702-0518 Email: bburns@aeainvestors.com

4.	AEA Investors Participant Fund V LP	c/o AEA Investors L.P. 666 Fifth Avenue, 36th Floor New York, NY 10103 Attention: Barbara Burns Fax: (212) 702-0518 Email: bburns@aeainvestors.com

5.	AEA Investors QP Participant Fund V LP	c/o AEA Investors L.P. 666 Fifth Avenue, 36th Floor New York, NY 10103 Attention: Barbara Burns Fax: (212) 702-0518 Email: bburns@aeainvestors.com

6.	John Hancock Life & Health Insurance Company	c/o John Hancock Life & Health Insurance Company 197 Charendon Street Boston, MA 02116 Attention: Joshua A. Liebow Tel: (617) 572-5136 Email: JLiebow@jhancock.com

7.	John Hancock Life Insurance Company of New York	c/o John Hancock Life Insurance Company of New York 197 Charendon Street Boston, MA 02116 Attention: Joshua A. Liebow Tel: (617) 572-5136 Email: JLiebow@jhancock.com

8.	John Hancock Life Insurance Company (U.S.A.)	c/o John Hancock Life Insurance Company (U.S.A.) 197 Charendon Street Boston, MA 02116 Attention: Joshua A. Liebow Tel: (617) 572-5136 Email: JLiebow@jhancock.com

9.	HW GMS LLC	c/o HW GMS LLC 1001 Haxall Point, 9th Floor Richmond, VA 23219 Attention: Hiter Harris Tel: (804) 648-6072 Email: hharris@harriswilliams.com Fax: (804) 648-0073

10.	FW RMB Nansemond Investors, LLC	c/o FW RMB Nansemond Investors, LLC 201 Main Street, Suite 2600 Fort Worth, TX 76102 Attention: Jay H. Hebert Tel: (817) 338-2674 Email: bbarrett@bass-net.com Fax: (817) 390-8290

11.	Medley Partners 2S, L.P. – Series 2012	c/o Medley Partners 2S, L.P. – Series 2012 50 California Street, Suite 3350 San Francisco, CA 94111 Attention: Pascal Villiger Tel: (415) 375-8799 Email: pascal@medleyp.com Fax: (415) 956-2084

12.	Michael C. Anderson	2890 Shores Road Palmyra, VA 22963 Email: mikeandersongms@aol.com

13.	Cary S. McMichael	43340 Sugarbush Court, Leesburg, VA 20176 Email: cmcmichael@cbsi.net

14.	Bradley A. Crist	16260 River Bend Court, Williamsport, MD 21795 Email: bacrist@msn.com

15.	Daniel Thomas	5204 Belle Plains Drive, Centerville, VA 20120 Email: dthomas@cbsi.net

16.	Stephen H. Brown	64 English Run Circle Sparks, MD 21152 Email: sbrown@cbsi.net

17.	David A. Whitcomb	145 McGehee’s Trail, Eatonton, GA 31024 Email: daw@gms.com

18.	Charles Thurmond	3137 Castaway Lane, Atlanta GA 30341 Email: CThurmond@capmat.com

19.	J. Bradley Nannen	3445 Stilesboro Road NW, Kennesaw, GA 30152 Email: jbn@gms.com

20.	Probasco Family Trust u/a dated May 1, 1989, as amended	7620 San Diego Ave NE, Albuquerque, NM 87122 Email:rlprobasco@chaparralmaterials.com

21.	John T. O’Brien	3449 Lee Moore Road, Maiden, NC 28650 Email: jack@gms.com

22.	William Farrell	125 Burke Road, Carthage, NC 28327 Email: bfarrell@cmifay.com

23.	L. Edward Sayre	4000 New Yarmouth Way, Apex, NC 27502 Email: esayre@colonialmaterials.com

24.	Edward B. McNally	3107 Avenham Avenue, Roanoke, VA 24014 Email: emcnally@cbmi-va.com

25.	Gary Rowan	2917 Osceola Springs Road, Harrisonburg, VA 22801 Email: growan@cbmi-va.com

26.	Michael Weeks	6905 Hollytree Circle, Tyler, TX 75703 Email: mweeks@eastexmaterials.com

27.	Hughey Cowtown, LTD	1410 Danbury Drive, Mansfield, TX 76063 Email: rwh@gms.com

28.	Gerald R. Sweet Family Trust	4218 Coats Road, Zephyrhills, FL 33541 Email: grs@gms.com

29.	Donald M. Taylor	6697 S. Lyon Drive, Gilbert, AZ 85298 Email: don@gms.com

30.	John Clifton	3010 Meadow Circle, San Antonio, TX 78231 Email:johnc@hillcountrymaterials.com

31.	Mike Hamel	1253 North Hickory Creek Court, Wichita, KS 67235 Email: mike@pioneer.kscoxmail.com

32.	Robert Brownlee	2201 Dawns Pass, Knoxville, TN 37919 Email: robertb@rockytopmat.com

33.	Richard B. Hughey	6114 South Royal Point, Kingwood, TX 77345 Email: bhughey@tejasmaterials.com

34.	Sonny Martin	218 Treyburn Circle, Irmo, SC 29063 Email: sonnym@tuckercolumbia.com

35.	Jerry Epton	390 Blackberry Lane, Myrtle Beach, SC 29579 Email: jepton@tuckermaterials.net

36.	Steve Lewis	806 Encampment Court, Myrtle Beach, SC 29579 Email: slewis@tuckermaterials.net

37.	Kenneth M. Sutton	455 Averys Creek Road, Arden, NC 28704 Email:ksutton@tuckermaterialsinc.com

38.	Michael Smothers	2230 West Alta, Springfield, MO 65810 Email: mikes@wildcat.com

39.	Robert Harwood	43877 Sherando Court, Chantilly, VA 20152 Email: rharwood@cbsi.net

40.	Scott Kromer	4888 Autumn Glory Way Chantilly VA 20151 Email: skromer@cbsi.net

41.	Daniel Thomas	5204 Belle Plains Drive, Centerville, VA 20120 Email: dthomas@cbsi.net

42.	Darrell Beckner	1640 Wickland Court Bowling Green KY 42103 Email: darrell@vipgms.com

43.	Robert Creason	417 Frazier Avenue, Unit #401, Chattanooga, TN 37405 Email: robert@vipgms.com

44.	Stephen J. Hayden	8721 Aztec Road NE, Albuquerque, NM 87111 Email: tradens@juno.com

45.	John Eric Fortin	9208 Northridge Ave NE, Albuquerque, NM 87111 Email: efortin@chaparralmaterials.com

46.	David P. Emanuel	6745 Milpa Alta Road NE, Rio Rancho, NM 87144 Email: Dpe2185@gmail.com

47.	Toby Tercero Trust	2297 Paseo de Tercero, Santa Fe, NM 87507 Email:trtercero@chaparralmaterials.com

48.	John Nail	1513 West Ulysses, Broken Arrow, OK 74012 Email: jn@cherbmi.com

49.	Robert F. Henshaw	PO Box 4330, Cary, NC 27519 Email:robhenshaw@colonialmaterials.com

50.	Thomas William Arnett	26403 Hollow Stone Lane, Cypress, TX 77433 Email: tomarnett7@yahoo.com

51.	Russell R. Hughey	3917 Stonehenge Road, Ft. Worth, TX 76109 Email: russell@cowtownmaterials.com

52.	Shawn MaGraw	16506 NE 110th Street, Redmond, WA 98052 Email:smagraw@gtsinteriorsupply.com

53.	Ronald Andrew Printz	4516 S. 254th Street, Kent, WA 98032 Email: rprintz@gtsinteriorsupply.com

54.	Tom McComb	8135 SW Valley View Drive, Portland, OR 97225 Email:tmccomb@gtsinteriorsupply.com

55.	James Timothy Galand	501 South Florence Avenue, Sandpoint, ID 83864 Email: tgaland@gtsinteriorsupply.com

56.	Michael P. Donovan	4656 Dunover Circle, Dunwoody, GA 30360 Email: donovan@gms.com

57.	Reginald F. Clark	5500 Bahia Mar Circle, Stone Mountain, GA 30087 Email: frank@gms.com

58.	Bernard J. Beumer	950 Providence Drive, Lawrenceville, GA 30044 Email: bernie@gms.com

59.	Jack W. Hawkins	207 Edgewater Way, Peachtree City, GA 30269 Email: jack.hawkins@gms.com

60.	George Allan Ray Trust	2700 Paces Ferry Road, Unit #101, Atlanta, GA 30339 Email: allan.ray@gms.com

61.	Darryl Little	2940 Aldrich Drive, Cumming GA 30040 Email: darryl.little@gms.com

62.	Dickie B. Porterfield	1001 Muirfield Drive, Mansfield, TX 76063 Email:dbporterfield@longhornmaterials.com

63.	Ryan W. Stensland	965 South Clayton Way, Denver, CO 80209 Email:ryan@pioneermaterialswest.com

64.	Robert G. Wade	1561 S De Gaulle Way, Aurora, CO 80018 Email: gus@pioneermaterialswest.com

65.	William C. Albin	1120 East Powell Way, Chandler, AZ 85249 Email: bill@sunvalleysupply.com

66.	Gerald Ruane	2007 West Medina Drive, Mesa, AZ 85202 Email: geraldr@sunvalleysupply.com

67.	Michael Brown	11813 122nd Street Circle South, Hastings, MN 55033 Email:mrbrown@tamarackmaterials.com

68.	Johnny S. Brown	1269 Cherokee Road, Pelzer SC 29669 Email: scottb@tuckergrn.com

69.	Sharlie E. Gates	2995 Boles Farm Lane, Duluth GA 30096 Email: sharlie@gms.com

70.	Alan Adams	5931 Heritage Lane, Stone Mountain, GA 30087 Email: alan@gms.com

71.	Steven Barker	6598 Gaines Ferry Road, Flowery Branch, GA 30542 Email: steve.barker@gms.com

72.	Jerry Speights	10515 Creek Meadow Drive, Oklahoma City, OK 73151 Email: jspeights@gms.com

73.	Mark R. Mazza	5714 James Walk Court, Stone Mountain, GA 30087 Email: rus@gms.com

74.	Robert W. Hughey	1410 Danbury Drive, Mansfield, TX 76063 Email: rwh@gms.com

75.	Christopher Doyle	29 Off Shore, Hilton Head Island, SC 29928 Email: cdoyle@gms.com

76.	G. Michael Callahan, Jr.	4439 East Brookhaven Drive, Atlanta, GA 30319 Email: gmcallahan@gms.com

77.	2009 G. Michael Callahan, Jr Family Trust	2370 Nesbitt Drive Atlanta, Georgia 30319 Attention: Joseph P. Callahan

78.	Richard A. Whitcomb	2787 Hawthorne Drive NE Atlanta, GA 30345 c/o Lawrence H. Freiman, Esq. Menden Freiman LLP 2 Ravinia Drive, Suite 1200 Atlanta, GA 30346

79.	Richard A. Whitcomb Revocable Trust	2787 Hawthorne Drive NE Atlanta, GA 30345 Attention: Richard A. Whitcomb c/o Lawrence H. Freiman, Esq. Menden Freiman LLP 2 Ravinia Drive, Suite 1200 Atlanta, GA 30346

80.	Richard K. Mueller	The Wakefield 2724 Peachtree Road, NW Unit 901 Atlanta GA 30305